Nuveen Exchange- Traded Funds

Providing tax-free income
to help you live your dreams

PREMIUM INCOME (NPI)
PREMIUM INCOME 2 (NPM)
PREMIUM INCOME 4 (NPT)

ANNUAL REPORT/OCTOBER 31, 1996

Photographic image of couple walking on beach.

Photographic image of financial adviser reviewing financial statements/plans with older couple.

Tax-informed investing

An important part of any successful investment program is gauging how well your investments have performed and measuring your progress toward your long-term goals.


Taxes dramatically alter the relative returns of the five asset classes shown at right.

Graph showing after-tax returns, 1976-1996.

Municipals        8.26
Treasuries        5.62
Corporates        6.11
Stocks           10.51
Treasury Bills    3.87

Traditionally, the most common way to measure performance has been to compare pre-tax rates of return for different investments across similar time periods. The rationale behind this method is that each investor is taxed at a different rate, making pre-tax comparisons the seemingly logical way to ensure you are comparing apples to apples.

  This, however, is precisely the rationale that can make a pre-tax performance assessment misleading. When returns are presented on a pre-tax basis, you may lose sight of the major impact taxes can have on your earnings, and fail to get the complete picture of your progress toward your investment goals. At Nuveen, we've built our reputation help ing investors realize that it's not what you earn, it's what you keep.

TAX-INFORMED INVESTING: THE KEY
TO MEASURING LONG-TERM RESULTS

The true measure of an investment is its performance on an after-tax basis. Analyzing after-tax returns gains added significance when you realize that the taxes you pay can never be regained. Once that money is "lost," it can't be put to work through compounding, earning additional dollars for you.

  To better illustrate the ways that taxes can affect the amount you keep versus the amount you earn, Nuveen Research recently studied 20 years of investment returns, both pre-tax and after-tax, to determine the impact of taxes on various asset classes. We were particularly interested in the results for municipal bonds, an asset class that is commonly excluded from the top performance rankings when only pre-tax returns are considered.

MEASURING WHAT YOU KEEP

The study showed that, once the impact of taxes was figured into the equation, municipal bonds offered a distinct advantage over other fixed income investments. Over the study period, municipal bonds outperformed both corporate and Treasury bonds (see accompanying tables), as high tax rates and the loss of compounding income took their toll on corporate and Treasury results.

  As investors are well aware, performance over the long term--and the purchasing power of their earnings--can be eroded by inflation as well as taxes. The study showed that, over the past 20 years, only municipal bonds and stocks provided significant after-tax gains over the Consumer Price Index, the most recognized measure of inflation.

ABOUT THE STUDY

The study, "Measuring What You Keep: Historical After-Tax Returns," compared pre-tax and after-tax total returns over the past 20 years for five asset classes: municipal bonds, Treasury bonds, Treasury bills, corporate bonds, and large company stocks. Returns for each asset class were represented by the returns on commonly used market indexes compiled by Lehman Brothers and Ibbotson Associates.

  A hypothetical investment of $100,000 was made in each of these asset classes at the beginning of 1976, with all dividends and interest reinvested through the end of 1995. In addition, the after-tax proceeds of an assumed annual 20% turnover rate were reinvested. The study assumed that taxes were paid annually at the applicable federal income tax rates for an investor earning the equivalent of $100,000 in 1995. Of course, this hypothetical investment performance neither reflects past performance nor predicts future results of any Nuveen investment.

INCORPORATING TAX-INFORMED
INVESTING IN YOUR PORTFOLIO

The Nuveen study confirms what many investors have known for years: that municipal bonds can play a critical role in the long-term financial strategies of tax-informed investors.

Balancing short-term and long-term investments

Combining shorter- and longer-term tax-free investments may help you manage cumulative risk in your portfolio while still capturing the potential for attractive overall rates. Shorter-term investments can help reduce the current volatility of your portfolio and provide a source of investable funds to take advantage of additional investment opportunities as they arise. Longer-term leveraged exchange-traded funds have provided attractive yields and offer trading flexibility that allows quick and easy portfolio adjustments.

Dividend reinvestment

Studies indicate that weathering market cycles by maintaining an investment plan with long-term goals can help shield investors in the event of a declining market. The purchase of additional shares on a regular schedule, such as through dividend reinvestment, is another strategy for navigating market changes. Dividend reinvestment is an easy and convenient way to set aside dollars on a regular basis, helping you take advantage of dollar-cost averaging while gaining the benefits of tax-free compounding.

CONSISTENT AFTER-TAX PERFORMANCE

For the long-term investor, performance--even after the impact of taxes and inflation--is the true meas ure of an investment's merit. While most investors choose municipal bonds for their tax-free income advantage, the positive news about their after-tax returns reinforces their potential value as part of a tax-informed investment strategy designed to meet long-term objectives. Understanding the impact of taxes can mean that you keep more of what you earn, and municipal bonds can help you do just that.

Only municipals and equities generated signif icant increases in purchasing power over the twenty-year period, with after-tax and inflation-adjusted returns in excess of 2.75% annually.


         ANNUAL AFTER-TAX REAL RETURNS, 1976-1995

  1976-1985       .69%     -3.32%     -2.14%    2.75%   -2.67%
  1986-1995      5.15       4.21       3.91     7.31     0.13
  1976-1995      2.88%      0.37%      0.84%    5.02%   -1.30%

Photographic image of couple walking on beach.

                  CONTENTS

  6  Municipal market perspective
  7  Dear shareholder
  9  Answering your questions
 13  Fund performance
 15  Commonly used terms
 17  Shareholder meeting report
 18  Portfolio of investments
 44  Statement of net assets
 45  Statement of operations
 46  Statement of changes in net assets
 48  Notes to financial statements
 54  Financial highlights
 56  Report of independent auditors
 57  Nuveen Exchange-Traded Funds
     dividend reinvestment program

Municipal
market perspective

Over the past year the bond market has been relatively stable compared with recent years, despite some fluctuations. While 1994 represented the worst period in recent bond market history and 1995 the best in a decade, 1996 ended the year about where it began, rebounding from a mid-year decline. Following a strong start, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets alternatively with enthusiasm, then uncertainty. In the third quarter, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period. Throughout the year, the municipal market continued to reward investors with solid returns, dependable income, and opportunities to purchase bonds with strong credit quality.

A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially long-term issues. Yields remain attractive, as inflation maintains the same modest pace that it has demonstrated over the past five years, giving every indication of being well under control. At the same time, the economy continues to moderate, as evidenced by the lack of price pressure at the consumer and producer levels, steady employment statistics, low labor costs, and a stable money supply.

Dear
shareholder

Photographic image of head shot of Chairman and Chief Executive Officer of Nuveen.

"Municipal bonds continue to play an important role in meeting the investment goals of conservative investors."

As I begin my duties as the new chairman and chief executive officer of John Nuveen & Co. Incorporated and chairman of the board of the Nuveen exchange-traded funds, I am pleased to have this opportunity to report to you on the performance of your funds. My experience at Nuveen over the past 19 years has shaped my commitment to maintaining Nuveen's tradition of value investing and prudent management. We continue to focus on building shareholder value, providing research-oriented management, and delivering dependable performance, in the belief that this focus will contribute to many more years of investment success for our fund shareholders.

  Municipal bonds continue to play an important role in meeting the investment goals of conservative investors. The performance of the exchange-traded funds covered in this report demonstrates the ability of quality investments to provide extremely attractive tax-free income. As of October 31, 1996, the current annual yield on share price for these funds ranged from 6.43% to 6.58%. To match these yields, an investor in the 36% federal income tax bracket would have had to earn at least 10.05% on taxable alternatives. Without question, taxable yields at this level on investments of comparable quality can be difficult to obtain in today's markets.

  The net asset value of one of these funds declined slightly over the 12 months ended October 31, reflecting the mid-1996 uncertainty that drove prices lower and yields higher. Yet returns remained attractive. For the funds covered in this report, total returns, representing changes in net asset value and reinvestment of all dividends and capital gains, if any, ranged from 5.92% to 8.28%, equivalent to taxable investments with total returns of 9.63% to 11.89%. As concerns about the effects of a potential flat tax evaporated and the Federal Reserve continued to stand firm on interest rates, confidence in the bond market was restored in November following the fiscal year ends of these funds.

  I would like to take this opportunity to share with you the news of some recent developments that will give Nuveen the flexibility to meet expanded investor needs for capital preservation, current income, and future growth.

  In November, we introduced the Nuveen Growth and Income Stock Fund, the first of three Nuveen equity-based mutual funds designed to provide a high-quality complement to our current municipal bond funds. These new funds will be offered in affiliation with Institutional Capital Corporation (ICAP), an institutional equity management firm located in Chicago that shares Nuveen's values and investment management style. Tailor-made to address the needs of many Nuveen investors, these funds can play a critical role in achieving a balanced strategy for investors who expect their investments to provide a core element of their financial security.

  In another move that will increase the range of investment solutions for investors, Nuveen is acquiring Flagship Resources, Inc., a fixed income mutual fund specialist based in Dayton, Ohio. Flagship is a firm that shares our views on the importance of research and emphasizes a conservative, value-oriented approach to portfolio management. In January 1997, the tax-exempt mutual fund activities of Flagship and Nuveen will be merged, resulting in more than 40 municipal funds, the broadest selection available in the U.S.

  We are excited about these recent developments, and we are pleased to be bringing Nuveen investors expanded options for achieving wealth preservation, dependable income, and long-term asset growth. We thank you for your continued confidence in Nuveen.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
December 16, 1996

Answering your questions

Photographic image of montage of letters received by Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, discusses the current environment in the municipal market and aspects of Nuveen's management approach

Did the November elections have any impact on the municipal market?

No. While both the stock and bond markets have enjoyed post-election rallies, the markets had substantially anticipated the outcome of the elections, that is, the re-election of a Democratic President and the continued Republican majority in Congress. Maintaining the status quo of the past four years should have little effect on the municipal market.

What is the current mood of the municipal market?

The overall tone of the municipal market today is very positive. Over the past year, we have seen municipals perform well in comparison to Treasuries. Adding to the general optimism is the fact that the election has ended all talk of a flat tax for now, eliminating one source of uncertainty regarding municipal value. Based on these factors, we expect market sentiment to stay on the positive side in the coming months.

Are there areas of the market that look especially attractive?

Regionally, the Midwest has turned in strong performance over the past year. This is due to the fact that the economies of Illinois, Michigan, and Ohio have done very well recently, with bonds from issuers in these states benefiting from price appreciation relative to the market.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market

Do the Nuveen funds currently hold many bonds from Midwestern issuers?

Historically, Nuveen's national funds have always been slightly overweighted in bonds from Midwestern issuers. Two main reasons account for this:
     o Because interest from Illinois-issued municipal bonds generally is not deductible when calculating state taxes, these bonds often provide more attractive yields and prices than bonds from other states. Therefore, at certain times, we tend to hold more bonds from this Midwestern state.
     o Because of our long history in Chicago, we are particularly well acquainted with credits in this part of the country.

  We believe that much of the recent relative price appreciation opportunity in Midwest bonds may have been realized, with many of these bonds now reaching what we would consider full value.

Does the portfolio management approach differ between older and newer Nuveen funds?

While all of our funds are managed using the same philosophy and approach to security selection and portfolio construction, each fund has a unique history and set of circumstances that create different opportunities. Adding to this diversity is the fact that each portfolio manager has an individual style. These differences manifest themselves in slight variations. For example, one manager might identify more frequent opportunities to change portfolio holdings over the course of a year, while another manager might choose to buy more of a certain issue or sell at a different time.

  However, all of our portfolio managers use the same fundamental value approach in the search for bonds that we believe are positioned to outperform their peers. This means that we generally focus on the same types of credits and same time horizons, and we try to maintain the same geographical and sector diversification. Our management approach involves a team atmosphere, even though each manager is overseeing separate portfolios.

Can you comment on the overall credit quality of the Nuveen funds?

Over the course of 1996, the market has seen more upgrades than downgrades in bond credit ratings, and our portfolios generally reflect this overall market trend. As opportunity allowed, Nuveen portfolio managers maintained or upgraded bonds in their portfolios to increase value and extend call protection.

What is the status of bond calls in Nuveen's older portfolios?

Our funds--especially the older state and national funds--have been dealing with the issue of bond calls and pre-refundings for years. Although this has put pressure on dividends, all of our funds have performed very well through this period. Generally, we don't expect bond calls and pre-refundings to play as major a role over the next few years as they have recently. While some of our funds still have pre-refunded and current call risk, others have restructured their portfolios and have virtually no call exposure.


NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NPI

Shareholders have enjoyed several years of above-market dividends despite modest reductions due to bond calls. In general, bond calls are tapering off as many of the older securities have been replaced with newer bonds.


12 MONTH DIVIDEND HISTORY

Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0830
12/13/95     $0.0830                                      .0495
01/10/96     $0.0830
02/13/96     $0.0795
03/13/96     $0.0795
04/11/96     $0.0795
05/13/96     $0.0795
06/12/96     $0.0795
07/11/96     $0.0795
08/13/96     $0.0795
09/11/96     $0.0795
10/10/96     $0.0795

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.58%
   Taxable-equivalent yield                  10.28%
   Annual total return on NAV                 5.92%
   Taxable-equivalent total return            9.63%
   Share price                              $14.50
   NAV                                      $14.96

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NPM

In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed a dividend increase in February. This Fund has strong call protection, which helps to sustain the earnings rate and the dividend.


12 MONTH DIVIDEND HISTORY

Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0765
12/13/95     $0.0765
01/10/96     $0.0765
02/13/96     $0.0775
03/13/96     $0.0775
04/11/96     $0.0775
05/13/96     $0.0775
06/12/96     $0.0775
07/11/96     $0.0775
08/13/96     $0.0775
09/11/96     $0.0775
10/10/96     $0.0775


   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.58%
   Taxable-equivalent yield                  10.28%
   Annual total return on NAV                 8.28%
   Taxable-equivalent total return           11.89%
   Share price                              $14.125
   NAV                                      $15.16

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NPT

In keeping with the Fund's goal of providing attractive, dependable tax-free income, share holders enjoyed 12 months of steady dividends. This Fund has strong call protection, which helps to sustain the earnings rate and the dividend.


12 MONTH DIVIDEND HISTORY

Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0680
12/13/95     $0.0680
01/10/96     $0.0680
02/13/96     $0.0680
03/13/96     $0.0680
04/11/96     $0.0680
05/13/96     $0.0680
06/12/96     $0.0680
07/11/96     $0.0680
08/13/96     $0.0680
09/11/96     $0.0680
10/10/96     $0.0680

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.43%
   Taxable-equivalent yield                  10.05%
   Annual total return on NAV                 7.53%
   Taxable-equivalent total return           10.93%
   Share price                              $12.688
   NAV                                      $14.07

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


Commonly used terms

Yield

An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, October 31, 1996) divided by its closing price per share on that date.

Taxable equivalent yield

The return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report,the tax rate is assumed to be 36% for shareholders, based on incomes of $121,300-$263,750 for investors filing singly, $147,700-$263,750 for those filing jointly.

Net Asset Value (NAV)

The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, less the value of its preferred shares, divided by the total number of common shares outstanding.

Total return on NAV

The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return

The total return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Leverage

A technique used to enhance the income produced for common shareholders by a long-term municipal bond fund through the issuance of short-term preferred shares. The proceeds from the sale of the preferred shares can be used to purchase additional long-term bonds, thus increasing the portfolio's income stream. Changes in net asset value per share, both up and down, are also magnified by leverage.

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1996. Any future repurchases will be reported to shareholders in the next annual or semiannual report.


SHAREHOLDER MEETING REPORT

On July 24, 1996, the following Nuveen Exchange-Traded Funds held an Annual Meeting of
Shareholders.  At the meeting, shareholders voted to elect directors of the Funds and to ratify selection of Ernst & Young L.L.P. as the auditors for the Funds.  The directors elected at the meeting include: Lawrence H. Brown, Anthony T. Dean, Royce A.
Hoyle, Anne E. Impellizzeri, and Peter R. Sawers.


                                                      NPI             NPM             NPT
   APPROVAL OF THE DIRECTORS
   WAS REACHED AS FOLLOWS:

   Lawrence H. Brown
      For                                          55,256,622      37,351,800      35,282,856
     Abstain                                        1,061,613         516,523         564,516
                                                   ----------      ----------      ----------
        Total                                      56,318,235      37,868,323      35,847,372
                                                   ==========      ==========      ==========

   Anthony T. Dean
      For                                          55,260,503      37,361,611      35,300,682
      Abstain                                       1,057,732         506,712         546,690
                                                   ----------      ----------      ----------
        Total                                      56,318,235      37,868,323      35,847,372
                                                   ==========      ==========      ==========

   Royce A. Hoyle
      For                                          55,250,393           N/A             N/A
      Abstain                                       1,067,842           N/A             N/A
                                                   ----------      ----------      ----------
        Total                                      56,318,235           N/A             N/A
                                                   ==========      ==========      ==========

   Anne E. Impellizzeri
      For                                          55,257,266      37,359,893      35,286,261
      Abstain                                       1,060,969         508,430         561,111
                                                   ----------      ----------      ----------
        Total                                      56,318,235      37,868,323      35,847,372
                                                   ==========      ==========      ==========

   Peter R. Sawers
      For                                          55,262,625      37,353,806      35,293,305
      Abstain                                       1,055,610         514,517         554,067
                                                   ----------      ----------      ----------
        Total                                      56,318,235      37,868,323      35,847,372
                                                   ==========      ==========      ==========

   RATIFICATION OF AUDITORS
   WAS REACHED AS FOLLOWS:

      For                                          55,135,079      37,225,441      35,339,373
      Against                                         330,743         176,883         105,361
      Abstain                                         852,413         465,999         402,638
                                                   ----------      ----------      ----------
        Total                                      56,318,235      37,868,323      35,847,372
                                                   ==========      ==========      ==========


PORTFOLIO OF INVESTMENTS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)

         PRINCIPAL                                                                        RAT-         OPT. CALL          MARKET
         AMOUNT     DESCRIPTION                                                           INGS*        PROVISIONS**       VALUE

                    ALASKA - 0.8%
    $   1,950,000   Alaska Housing Finance Corporation, Insured Mortgage
                     Program Bonds, 1990 First Series, 7.800%, 12/01/30                     Aa1       12/00 at 102   $  1,983,950
        1,470,000   Alaska State Housing Finance Corporation, Collateralized
                     Home Mortgage Bonds, 1987 Series B, 8.750%, 12/01/16                   Aaa        6/98 at 102      1,522,141
        6,000,000   North Slope Borough, Alaska, General Obligation Refunding Bonds of
                     1988, Series G, 8.350%, 6/30/98                                         A-       No Opt. Call      6,383,220
---------------------------------------------------------------------------------------------------------------------------------
                    ARIZONA - 1.6%
        3,160,000   The Industrial Development Authority of the City of Phoenix, Arizona,
                     Home Purchase Mortgage Revenue Bonds (GNMA Mortgage-Backed
                     Securities Program), Series 1988B, 8.200%, 4/01/22 (Alternative
                     Minimum Tax)                                                           AAA       10/98 at 102      3,315,061
       12,510,000   The Industrial Development Authority of the County of Pima (Arizona),
                     Industrial Development Lease Obligation Refunding Revenue Bonds,
                     1988 Series A (Irvington Project), 7.250%, 7/15/10                     Aaa        1/02 at 103     13,870,337
        4,035,000   The Industrial Development Authority of the County of Pima, Single
                     Family Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                     Program), Series 1988, 8.125%, 9/01/20 (Alternative Minimum Tax)       AAA        3/99 at 102      4,228,599
---------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 15.8%
       17,000,000   California Health Facilities Financing Authority, Kaiser Permanente,
                     Medical Care Program, Semiannual Tender Revenue Bonds, 1985 Tender
                     Bonds, 5.550%, 8/15/25                                                  AA        2/02 at 101     16,235,510
       14,650,000   California Health Facilities Financing Authority, Hospital Revenue
                     Bonds (Children's Hospital of Los Angeles), 1991
                     Series A, 7.125%, 6/01/21 (Pre-refunded to 6/01/01)                    Aaa        6/01 at 102     16,507,181
       26,725,000   State Public Works Board of the State of California, Lease Revenue
                     Refunding Bonds (The Regents of the University of California),
                     1993 Series A (Various University of California Projects),
                     5.500%, 6/01/21                                                         A1        6/03 at 102     25,295,747
       11,395,000   State Public Works Board of the State of California, Lease Revenue
                     Bonds (Department of Corrections), 1993 Series E (California
                     State Prison - Madera County (II)), 5.500%, 6/01/15                      A        No Opt. Call    11,205,729
       15,975,000   State of California Department of Transportation, East Bay State
                     Building Authority, Certificates of Participation, Series 1991A,
                     6.500%, 3/01/16                                                          A        3/01 at 102     16,640,519
       13,000,000   State of California, Various Purpose General Obligation Refunding
                     Bonds, 5.150%, 10/01/19                                                 A1       10/03 at 102     12,020,580
       15,285,000   Los Angeles Convention and Exhibition Center Authority, Lease
                     Revenue Bonds, 1993 Refunding Series A, The City of Los
                     Angeles, California, 5.375%, 8/15/18                                   Aaa        8/03 at 102     14,585,711
       12,250,000   Los Angeles County Transportation Commission, California, Sales
                     Tax Revenue Refunding Bonds, Series 1991-B, 5.750%, 7/01/18            AA-        7/01 at 100     12,121,743
        1,285,000   City of Martinez, California, Home Mortgage Revenue Bonds, 1983
                     Issue A, 10.750%, 2/01/16                                              Aaa        No Opt. Call     1,962,709
        4,125,000   Redevelopment Agency of the City of Moorpark, Moorpark
                     Redevelopment Project, 1993 Tax Allocation Bonds, 6.125%, 10/01/18      A-       10/03 at 102      4,133,168
       20,000,000   City of Pomona, California, Single Family Mortgage Revenue
                     Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities),
                     Series 1990A, 7.600%, 5/01/23                                          Aaa       No Opt. Call     23,700,200
        3,955,000   City of Redlands, California, Refunding Certificates of
                     Participation (Loma Linda University Medical Center
                     Project), Series 1993-D, 5.000%, 12/01/22                              Aaa       12/03 at 102      3,554,082
        5,000,000   Sacramento, California, Municipal Utility District, Electric
                     Revenue Refunding Bonds, 1993 Series D, 5.250%, 11/15/20               Aaa       11/03 at 102      4,679,450
                    San Bernardino Joint Powers Financing Authority, Tax Allocation
                     Refunding Bonds, Series 1995A:
        6,675,000    5.750%, 10/01/15                                                       Aaa       10/05 at 102      6,704,170
       12,500,000    5.750%, 10/01/25                                                       Aaa       10/05 at 102     12,490,500


      PRINCIPAL                                                                             RAT-         OPT. CALL         MARKET
         AMOUNT     DESCRIPTION                                                            INGS*      PROVISIONS**          VALUE

                    CALIFORNIA (CONTINUED)
    $   3,000,000   Redevelopment Agency of the City and County of San Francisco,
                     Multifamily Housing Refunding Revenue Bonds, Series 1994 (GNMA
                     Collateralized - South Beach Marina Project), 5.700%, 3/01/29          Aaa        3/04 at 102   $  2,930,460
        6,455,000   The Regents of the University of California, Refunding Revenue
                     Bonds (Multiple Purpose Projects), Series C, 5.000%, 9/01/11           Aaa        9/03 at 102      6,152,131
       17,540,000   The Regents of the University of California, Refunding Revenue
                     Bonds (Multiple Purpose Projects), Series B, 4.750%, 9/01/21           Aaa        9/03 at 102     15,203,497
---------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 2.9%
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991D:
        9,325,000    7.750%, 11/15/13 (Alternative Minimum Tax)                             Baa       No Opt. Call     11,101,226
        8,250,000    7.750%, 11/15/21 (Alternative Minimum Tax)                             Baa       11/01 at 102      9,142,155
        3,500,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)               Baa       11/02 at 102      3,772,370
        8,700,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)               Baa       11/02 at 102      9,024,075
        3,465,000   Colorado Local Single Family Mortgage Revenue Bonds, City and County
                     of Denver, Colorado, GNMA Mortgage-Backed Securities Program,
                     Series 1988A, 8.125%, 12/01/20 (Alternative Minimum Tax)               AAA       12/98 at 102      3,621,549
        1,083,276   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt
                     Refunding Bonds, Series 1992A Class A-2, 8.750%, 6/01/11               Aaa       No Opt. Call      1,175,247
---------------------------------------------------------------------------------------------------------------------------------
                    DISTRICT OF COLUMBIA - 2.1%
       11,040,000   District of Columbia, Hospital Revenue Refunding Bonds (Providence
                     Hospital Issue), Series 1988A, 7.875%, 12/01/15                         Aa       12/98 at 102     11,910,504
       14,800,000   District of Columbia Housing Finance Agency, Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26
                     (Alternative Minimum Tax)                                              AAA       12/04 at 103     15,087,564
---------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 4.5%
       10,250,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership
                     Mortgage Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20
                     (Alternative Minimum Tax)                                              Aaa       12/98 at 103     10,695,875
        9,290,000   State of Florida, Full Faith and Credit, Department of Transportation
                     Right-of-Way Acquisition and Bridge Construction Bonds, Series 1995,
                     5.800%, 7/01/21                                                         Aa        7/05 at 101      9,374,632
                    Greater Orlando Aviation Authority, Airport Facilities
                     Revenue Bonds, Series 1988 of the City of Orlando,
                     Florida:
        1,470,000    8.375%, 10/01/16 (Alternative Minimum Tax) (Pre-refunded to 10/01/98)   A1       10/98 at 102      1,610,414
       13,530,000    8.375%, 10/01/16 (Alternative Minimum Tax)                              A1       10/98 at 102     14,637,566
                    City of Pensacola Health Facilities Authority, Health
                     Facilities Revenue Refunding Bonds, Series 1988
                     (Daughters of Charity National Health System Sacred Heart
                     Hospital of Pensacola Florida):
       11,655,000    7.875%, 1/01/08 (Pre-refunded to 1/01/98)                              Aaa       1/98 at 101 1/2  12,346,608
        9,435,000    7.875%, 1/01/11 (Pre-refunded to 1/01/98)                              Aaa       1/98 at 101 1/2   9,994,873
---------------------------------------------------------------------------------------------------------------------------------
                    GEORGIA - 3.2%
        7,700,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,
                     Series Q, 8.375%, 1/01/16                                                A       1/98 at 102       8,205,967
        5,850,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,
                     Series Q, 8.125%, 1/01/17                                                A       1/98 at 102       6,217,965
        2,410,000   Urban Residential Finance Authority of the City of Atlanta, Georgia,
                     Single Family Mortgage Revenue Bonds (GNMA Collateralized Home
                     Mortgage Program), Series 1988, in cooperation with the Housing
                     Authority of Fulton County, Georgia, 8.250%, 10/01/21 (Alternative
                     Minimum Tax)                                                           AAA      10/98 at 103       2,522,306
       23,420,000   Development Authority of Monroe County, Georgia, Pollution Control
                     Revenue Bonds (Georgia Power Company Plant Scherer Project), Second
                     Series 1994, 6.750%, 10/01/24                                           A1      10/99 at 102      24,446,733


      PRINCIPAL                                                                              RAT-          OPT. CALL       MARKET
         AMOUNT     DESCRIPTION                                                              INGS*      PROVISIONS**        VALUE

                    ILLINOIS - 5.2%
    $   8,230,000   Illinois Development Finance Authority, Pollution Control Refunding
                     Revenue Bonds, 1994 Series A (Illinois Power Company Project),
                     5.700%, 2/01/24                                                         Aaa      2/04 at 102    $  8,133,791
        8,500,000   Illinois Educational Facilities Authority, Revenue Refunding
                     Bonds, The University of Chicago, Series 1993B, 5.600%, 7/01/24         Aa1      7/03 at 102       8,159,150
        5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                     (Highland Park Hospital), 6.200%, 10/01/22                              Aaa     10/02 at 102       5,136,400
       13,400,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1988B
                     (Evangelical Hospitals Corporation), 8.100%, 1/01/08 (Pre-refunded
                     to 1/01/99)                                                             Aaa      1/99 at 102      14,656,250
                    Illinois Housing Development Authority, Residential Mortgage Revenue
                     Bonds, 1988 Series C:
        7,020,000    8.100%, 8/01/17                                                          Aa      8/98 at 103       7,410,803
        6,250,000    8.100%, 2/01/22 (Alternative Minimum Tax)                                Aa      8/98 at 102       6,496,313
        5,900,000   City of Chicago, Illinois, Chicago - O'Hare International Airport,
                     General Airport Second Lien, Revenue Refunding Bonds, 1993 Series C,
                     5.000%, 1/01/18                                                         Aaa      1/04 at 102       5,365,106
        5,000,000   City of Chicago, Collateralized Single Family Mortgage Revenue Bonds,
                     Series 1996-A, 7.000%, 9/01/27 (Alternative Minimum Tax)                Aaa      3/06 at 105       5,519,400
          785,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                     and Will Counties, Illinois, General Obligation Bonds, Series 1992B,
                     9.000%, 6/01/06                                                         Aaa      No Opt. Call      1,018,577
        4,925,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                     and Will Counties, Illinois, General Obligation Bonds, Series 1992A,
                     9.000%, 6/01/06                                                         Aaa      No Opt. Call      6,390,434
---------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 3.7%
        2,550,000   Indiana State Office Building Commission, Correctional Facilities
                     Program Revenue Bonds, Series 1995A, 5.500%, 7/01/20                    Aaa      7/05 at 102       2,469,497
       30,000,000   The Indianapolis Local Public Improvement Bond Bank, Series 1988 D
                     Bonds, 8.500%, 2/01/18 (Pre-refunded to 2/01/98)                        N/R      2/98 at 102      32,162,700
        8,000,000   Metropolitan School District of Steuben County Middle School Building
                     Corporation, First Mortgage Bonds, Series 1995, Steuben County,
                     Indiana, 6.375%, 7/15/16                                                Aaa      7/05 at 102       8,644,000
        5,300,000   Whitley County Middle School Building Corporation, First Mortgage
                     Bonds, Series 1994, Columbia City, Indiana, 6.250%, 7/15/15             Aaa      1/04 at 102       5,628,812
---------------------------------------------------------------------------------------------------------------------------------
                    IOWA - 0.8%
        3,000,000   Iowa Finance Authority, Private College Refunding Revenue Bonds
                     (Drake University Project), Series 1996, 5.400%, 12/01/16               Aaa     12/05 at 102       2,919,240
        5,785,000   Iowa Finance Authority, Variable Rate Demand Industrial Revenue
                     Refunding Bonds, Series A 1989 (Urbandale Hotel Corporation Project
                     No. 00475), 8.500%, 8/01/16 (Alternative Minimum Tax)
                     (Pre-refunded to 7/15/14)                                               AAA      7/14 at 100       7,718,694
---------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 0.8%
        9,815,000   Sedgwick County, Kansas and Shawnee County, Kansas, GNMA
                     Collateralized Mortgage Revenue Bonds, 1988 Series E, 8.250%,
                     11/01/20 (Alternative Minimum Tax)                                      AAA     11/98 at 103      10,311,933
---------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 0.9%
        7,660,000   Louisiana Public Facilities Authority, Extended Care Facilities
                     Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                     11.000%, 2/01/14                                                        BBB     No Opt. Call      10,291,133
        1,610,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage
                     Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                     Securities Program), Series 1993B Bonds, 5.300%, 10/01/14               Aaa     10/03 at 102       1,531,271


        PRINCIPAL                                                                           RAT-         OPT. CALL         MARKET
           AMOUNT   DESCRIPTION                                                             INGS*      PROVISIONS**         VALUE

                    MASSACHUSETTS - 0.9%
    $   3,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                     Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15 (Alternative
                     Minimum Tax)                                                            N/R      7/01 at 103    $  3,354,720
        8,800,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1990
                     Series A, 5.500%, 7/15/22                                                 A      7/02 at 100       8,499,920
---------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 1.6%
        4,000,000   School District of the City of Detroit, Wayne County, Michigan, School
                     Building and Site Improvement and Refunding Bonds (Unlimited Tax
                     General Obligation), Series 1993, 5.400%, 5/01/13                        Aa      5/03 at 102       3,908,280
        8,870,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                     Series 1995-A, 5.000%, 7/01/25                                          Aaa      7/05 at 100       8,026,374
        9,625,000   Livonia Public Schools School District, County of Wayne, State of
                     Michigan, 1993 Refunding Bonds, 5.500%, 5/01/21                         Aaa      5/03 at 102       9,292,456
---------------------------------------------------------------------------------------------------------------------------------
                    MINNESOTA - 4.3%
       13,645,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1988
                     Series C, 8.500%, 7/01/19 (Alternative Minimum Tax)                     AA+      7/98 at 102      14,317,835
        2,945,000   The Minneapolis/Saint Paul Housing Finance Board, Single Family
                     Mortgage Revenue Bonds (Minneapolis/Saint Paul Family Housing
                     Program, Phase X, FNMA and GNMA Mortgage-Backed Securities
                     Program), Series 1994, 7.500%, 11/01/27 (Alternative Minimum Tax)       AAA     11/04 at 102       3,099,377
       21,970,000   The Housing and Redevelopment Authority of the City of Saint Paul,
                     Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center Project),
                     Series 1996, 7.100%, 11/01/23                                           Aaa     11/15 at 103      26,202,301
        2,900,000   Housing and Redevelopment Authority of the City of Saint Paul,
                     Minnesota, Single Family Mortgage Revenue Bonds, Refunding Series
                     1991-B, 7.250%, 9/01/11                                                  Aa     No Opt. Call       3,064,923
        8,635,000   Port Authority of the City of Saint Paul, Energy Park Tax Increment
                     Revenue Refunding Bonds, Series 1988, 8.000%, 12/01/07 (Pre-refunded
                     to 12/01/98)                                                            AAA    12/98 at 102        9,285,906
---------------------------------------------------------------------------------------------------------------------------------
                    MISSOURI - 1.6%
        7,000,000   Missouri Housing Development Commission Single Family Mortgage
                     Revenue Bonds (Homeownership Loan Program), 1996 Series C,
                     7.450%, 9/01/27 (Alternative Minimum Tax)                               AAA     3/07 at 105        7,727,090
       11,120,000   Francis Howell School District, St. Charles County, Missouri,
                     General Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08       AAA     No Opt. Call      13,712,739
---------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 0.8%
       10,000,000   Clark County School District, Nevada, General Obligation, School
                     Improvement Bonds, Series 1988A, 8.000%, 3/01/08 (Pre-Refunded
                     to 3/01/98)                                                             N/R     3/98 at 102       10,681,500
---------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 2.3%
       10,000,000   Business Finance Authority of the State of New Hampshire, Pollution
                     Control Refunding Revenue Bonds (The United Illuminating Company
                     Project - 1993 Series A), 5.875%, 10/01/33                              BBB-   10/03 at 102        9,312,400
       11,000,000   New Hampshire Housing Finance Authority, Single Family Mortgage
                     Revenue Bonds, 1993 Series B, 6.050%, 7/01/25                            Aa     7/03 at 102       11,050,380
        9,135,000   New Hampshire Housing Finance Authority Single Family Mortgage
                     Acquisition Revenue Bonds, 1996 Series B, 6.400%, 1/01/27
                     (Alternative Minimum Tax)                                                Aa     7/06 at 102        9,287,920
---------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 0.5%
        5,655,000   New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Purchase Refunding Senior Bonds, 1992 Series A, 6.900%, 7/01/24         Aa1     7/02 at 102        5,921,068


      PRINCIPAL                                                                             RAT-           OPT. CALL      MARKET
         AMOUNT     DESCRIPTION                                                             INGS*       PROVISIONS**       VALUE

                    NEW YORK - 9.0%
   $   12,365,000   New York State Energy Research and Development Authority, Facilities
                     Revenue Bonds, Series 1993 A (Consolidated Edison Company of New
                     York, Inc. Project), 6.000%, 3/15/28 (Alternative Minimum Tax)           A1      3/03 at 102    $ 12,401,848
       16,960,000   New York State Medical Care Facilities Finance Agency, Hospital and
                     Nursing Home FHA-Insured Mortgage Revenue Bonds, 1993 Series B,
                     5.500%, 2/15/22                                                         AAA      2/04 at 102      16,276,851
       18,000,000   Metropolitan Transportation Authority, New York, Commuter Facilities
                     1987 Service Contract Bonds, Series 2, 8.000%, 7/01/18 (Pre-refunded
                     to 7/01/98)                                                             Aaa      7/98 at 102      19,486,440
       11,540,000   Municipal Assistance Corporation for the City of New York (A Public
                     Benefit Corporation of the State of New York), Series 60 Bonds,
                     7.000%, 7/01/06                                                          Aa      7/97 at 102      11,970,327
        7,060,000   Municipal Assistance Corporation for the City of New York (A Public
                     Benefit Corporation of the State of New York), Series 61 Bonds,
                     6.875%, 7/01/07                                                          Aa      7/97 at 102       7,332,304
        7,500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series
                     B, 9.500%, 6/01/03                                                      Baal     No Opt. Call      9,128,400
       10,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series
                     G, 5.750%, 2/01/07                                                      Baal     2/06 at 101 1/2   9,930,300
       12,930,000   New York City Municipal Water Finance Authority, Water and Sewer
                     Revenue Bonds, Fiscal 1993 Series A, 5.500%, 6/15/20                      A      6/02 at 100      12,282,336
       10,000,000   New York City Municipal Water Finance Authority, Water and Sewer
                     System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26             Aaa      6/06 at 101       9,992,200
        7,955,000   New York City Municipal Water Finance Authority, Water and Sewer
                     System Revenue Bonds, Series 1992C, 6.500%, 6/15/21 (Pre-refunded
                     to 6/15/97)                                                             Aaa      6/97 at 101 1/2   8,209,003
---------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 1.6%
       16,415,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                     Bonds, Refunding Series 1988 A, 8.000%, 1/01/21 (Pre-refunded to
                     1/01/98)                                                                Aaa      1/98 at 102      17,481,975
                    North Carolina Eastern Municipal Power Agency, Power
                     System Revenue Bonds, Refunding Series 1987 A:
          395,000    7.250%, 1/01/21 (Pre-refunded to 1/01/97)                               Aaa      1/97 at 102         405,175
        2,605,000    7.250%, 1/01/21                                                         Baal     1/97 at 102       2,661,138
---------------------------------------------------------------------------------------------------------------------------------
                    OHIO - 1.5%
        7,540,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                     (GNMA Mortgage-Backed Securities Program), 1988 Series B,
                     8.250%, 12/15/19 (Alternative Minimum Tax)                              AAA     12/98 at 102       7,974,153
       11,300,000   State of Ohio, Turnpike Revenue Bonds, 1994 Series A, Issued by the
                     Ohio Turnpike Commission, 5.750%, 2/15/24                               AA-      2/04 at 102      11,260,337
---------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 1.6%
       12,730,000   Oklahoma Housing Finance Agency, GNMA Collateralized Single Family
                     Mortgage Revenue Bonds, Series 1988A, 8.250%, 12/01/20 (Alternative
                     Minimum Tax)                                                           AAA     12/98 at 102       13,303,232
        6,750,000   Washington County Medical Authority (Bartlesville, Oklahoma),
                     Hospital Revenue Bonds (Jane Phillips Episcopal Hospital),
                     Series 1989A, 8.500%, 11/01/10 (Pre-refunded to 5/01/99)               BBB      5/99 at 102        7,528,208
---------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA - 4.2%
       10,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage
                     Revenue Bonds, Series 1993 - 37A, 5.450%, 10/01/17                     AA+     10/03 at 102        9,672,500
       14,500,000   County of Allegheny, Pennsylvania, Airport Revenue Bonds, Series
                     1988C (Greater Pittsburgh International Airport), 8.250%, 1/01/16
                     (Alternative Minimum Tax)                                              Aaa      1/98 at 102       15,391,170


      PRINCIPAL                                                                             RAT-       OPT. CALL         MARKET
         AMOUNT     DESCRIPTION                                                             INGS*      PROVISIONS**       VALUE

                    PENNSYLVANIA  (CONTINUED)
   $   12,875,000   Allegheny County Hospital Development Authority (Pennsylvania),
                     Health Center Revenue Bonds, Series 1992A (Presbyterian University
                     Health System, Inc. Project ), 6.250%, 11/01/23                        Aaa     11/02 at 100     $ 13,319,703
        5,000,000   The School District of Philadelphia, Pennsylvania, General
                     Obligation Bonds, Series B of 1995, 5.500%, 9/01/25                    Aaa      9/05 at 102        4,869,200
       10,180,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,
                     Sixteenth Series, 7.500%, 8/01/10 (Pre-refunded to 8/01/01)            AAA      8/01 at 102       11,639,201
---------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 1.2%
       17,250,000   South Carolina Jobs - Economic Development Authority, Hospital
                     Revenue Bonds (Anderson Area Medical Center, Inc.), Series 1996,
                     5.250%, 2/01/26                                                        Aaa      2/06 at 102       16,114,950
---------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 8.0%
       10,305,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,
                     Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                     (Alternative Minimum Tax)                                              Baa2    12/00 at 102       10,983,893
       10,095,000   Brazos River Authority, Texas, Collateralized Revenue Refunding Bonds
                     (Houston Lighting & Power Company Project), Series 1988A,
                     8.250%, 5/01/19                                                          A2     5/98 at 102       10,774,494
        5,565,000   Dallas-Fort Worth International Airport Facility Improvement
                     Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                     7.500%, 11/01/25 (Alternative Minimum Tax)                             Baa2    11/00 at 102        5,926,836
       40,000,000   Harris County Health Facilities Development Corporation, Adjustable
                     Convertible Extendable Securities (Greater Houston Pooled Health
                     Care Loan Program), Series 1985B, 7.375%, 12/01/25 (Mandatory put
                     12/01/98)                                                               Aa3    11/96 at 100 1/2   40,324,000
        3,385,000   Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series
                     1985-B, 8.700%, 8/15/17 (Pre-refunded to 8/15/97)                       AAA     8/97 at 103        3,612,472
       12,700,000   Harris County, Texas, Toll Road Multiple Mode Senior Lien Revenue
                     Bonds, Series 1985-D, 8.300%, 8/15/17 (Pre-refunded to 8/15/98)         AAA     8/98 at 103       13,975,969
       15,000,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                     Series 1994, 5.300%, 8/15/13                                            Aaa     8/04 at 102       14,616,450
        4,500,000   Tyler Health Facilities Development Corporation, Hospital Refunding
                     Revenue Bonds (East Texas Hospital Foundation Project), Series 1988A,
                     8.250%, 11/01/06 (Pre-refunded to 11/01/98)                              AA    11/98 at 102        4,933,080
---------------------------------------------------------------------------------------------------------------------------------
                    UTAH - 2.4%
        6,550,000   Intermountain Power Agency, Utah, Power Supply Revenue Refunding
                     Bonds, 1987 Series D, 8.625%, 7/01/21                                    Aa     7/97 at 102        6,866,496
        3,000,000   Intermountain Power Agency, Utah, Power Supply Revenue Refunding
                     Bonds, 1987 Series C, 8.625%, 7/01/21 (Pre-refunded to 7/01/97)         Aaa     7/97 at 102        3,154,140
       20,000,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     Series 1987B, 7.200%, 7/01/19                                            Aa     7/97 at 102       20,781,200
---------------------------------------------------------------------------------------------------------------------------------
                    VIRGINIA - 0.8%
        1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage
                     Bonds, 1987 Series C, Subseries C-7, 8.375%, 1/01/28 (Alternative
                     Minimum Tax)                                                            Aa1     1/99 at 102        1,012,960
                    Virginia Housing Development Authority, Commonwealth
                     Mortgage Bonds, 1992 Series B-AMT, Subseries B-7:
        2,445,000    5.600%, 7/01/21 (Alternative Minimum Tax)                               Aa1     1/02 at 102        2,298,765
        7,605,000    5.650%, 1/01/27 (Alternative Minimum Tax)                               Aa1     1/02 at 102        7,164,747
---------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 11.9%
        5,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series
                     1987 (Virginia Mason Medical Center, Seattle), 8.000%, 7/01/15          Aaa     7/97 at 102        5,225,050
       12,900,000   Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17                  Aaa     7/03 at 102       12,691,278


        PRINCIPAL                                                                           RAT-         OPT. CALL      MARKET
           AMOUNT   DESCRIPTION                                                             INGS*     PROVISIONS**       VALUE

                    WASHINGTON (CONTINUED)
   $   22,370,000   Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993B, 5.600%, 7/10/15                  Aaa      7/03 at 102    $ 21,774,958
        4,300,000   Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1989B, 7.250%, 7/10/15
                     (Pre-refunded to 1/01/00)                                               Aaa      1/00 at 102       4,737,697
                    Washington Public Power Supply System, Nuclear Project No. 1,
                     Refunding Revenue Bonds, Series 1989A:
        4,060,000    7.500%, 7/01/15 (Pre-refunded to 7/01/99)                               Aaa      7/99 at 102       4,459,991
       11,900,000    7.500%, 7/01/15 (Pre-refunded to7/01/99)                                Aa1      7/99 at 102      13,085,002
        7,500,000   Washington Public Power Supply System, Nuclear Project No. 2,
                     Refunding Revenue Bonds, Series 1991A, 6.000%, 7/01/12                  Aa1      7/01 at 100       7,530,975
       14,440,000   Washington Public Power Supply System, Nuclear Project No. 2
                     Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12                  Aa1      7/03 at 102      14,270,041
        6,770,000   Washington Public Power Supply System, Nuclear Project No. 2
                     Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12                  Aa1      7/03 at 102       6,604,338
       21,530,000   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15                  Aa1      7/03 at 102      20,247,888
       13,500,000   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                     (Pre-refunded to 1/01/00)                                               Aaa      1/00 at 102      14,874,165
       17,050,000   Municipality of Metropolitan Seattle, Seattle, Washington, Sewer
                     Refunding Revenue Bonds, Series Z, 5.500%, 1/01/33                      Aaa      1/03 at 102      16,142,940
        6,360,000   Public Utility District No. 1 of Snohomish County, Washington,
                     Generation System Revenue Bonds, Series 1993, 5.500%, 1/01/14           Aaa      1/03 at 100       6,265,807
        7,000,000   City of Spokane, Washington, Regional Solid Waste Management System
                     Revenue Bonds, Series 1989B, 7.750%, 1/01/11 (Alternative
                     Minimum Tax)                                                            Aaa      1/99 at 102       7,585,830
---------------------------------------------------------------------------------------------------------------------------------
                    WEST VIRGINIA - 1.2%
       15,000,000   West Virginia Housing Development Fund, Housing Finance Bonds, 1992
                     Series D, 7.050%, 11/01/24                                              Aa1      5/02 at 102      15,865,950
---------------------------------------------------------------------------------------------------------------------------------
                    PUERTO RICO - 0.4%
        5,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                     5.500%, 7/01/25                                                        Baa1      7/05 at 100       4,971,224
---------------------------------------------------------------------------------------------------------------------------------
   $1,237,073,276   Total Investments - (cost $1,232,758,410) - 98.1%                                               1,280,412,304
==================---------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.1%
     $    100,000   Maricopa County, Arizona Pollution Control Corporation, Pollution
==================   Control Revenue Refunding Bonds, (Arizona Public Service Company
                     Palo Verde Project), 1994 Series C, Variable Rate Demand Bonds,
                     3.600%, 5/01/29+                                                       A-1+                          100,000
---------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.8%                                                               23,679,463
---------------------------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $1,304,191,767
=================================================================================================================================

                                                                                   NUMBER OF          MARKET       MARKET
                           STANDARD & POOR'S                     MOODY'S          SECURITIES           VALUE       PERCENT

  SUMMARY OF                              AAA                         Aaa               69     $  633,219,899         49%
  RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3               31        322,463,921         25
  PORTFOLIO OF                             A+                          A1                6         90,412,888          7
  INVESTMENTS                           A, A-                   A, A2, A3                9         84,343,318          7
  (EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               13        103,773,358          8
  TEMPORARY                         Non-Rated                   Non-Rated                3         46,198,920          4
  INVESTMENTS):
--------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                131     $1,280,412,304         100%
==========================================================================================================================

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)

         PRINCIPAL                                                                          RAT-          OPT. CALL      MARKET
         AMOUNT     DESCRIPTION                                                             INGS*      PROVISIONS**       VALUE

                    ALASKA - 0.5%
      $ 3,500,000   Anchorage Parking Authority, Lease Revenue Refunding Bonds, Series
                     1993 (5th Avenue Garage Project), 6.750%, 12/01/08                     Baa1      12/02 at 102   $  3,744,615
        1,140,000   City of Valdez, Alaska, Home Mortgage Revenue Refunding Bonds, 1992
                     Series, 7.900%, 2/01/10                                                  A1       8/02 at 102      1,232,819
---------------------------------------------------------------------------------------------------------------------------------
                    ARIZONA - 3.9%
                    The Industrial Development Authority of the County of Mohave, Hospital
                     System Revenue Refunding Bonds (Medical Environments, Inc. and
                     Phoenix Baptist Hospital and Medical Center, Inc.) Series 1993:
        5,705,000    6.250%, 7/01/03                                                         Aaa       No Opt. Call     6,119,639
        3,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                               Aaa       7/03 at 102      3,391,350
        2,590,000   Navajo County, Arizona, Pollution Control Corporation, Pollution
                     Control Revenue Refunding Bonds (Arizona Public Service
                     Company), 1993 Series A, 5.875%, 8/15/28                                Baa1      8/03 at 102      2,549,777
        9,000,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater
                     System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/14
                     (Pre-refunded to 7/01/03)                                               AAA       7/03 at 102      9,879,840
        9,380,000   City of Phoenix Civic Improvement Corporation (Arizona), Wastewater
                     System Lease Revenue Refunding Bonds, Series 1993, 4.750%, 7/01/23       A1       7/04 at 102      8,039,504
        5,430,000   The Industrial Development Authority of the County of Pima (Arizona)
                     Industrial Development Lease Obligation Refunding Revenue Bonds,
                     1988 Series A (Irvington Project), 7.250%, 7/15/10                      Aaa       1/02 at 103      6,020,458
---------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 15.4%
                    State Public Works Board of the State of California Lease Revenue
                     Bonds (The Trustees of The California State University) 1992 Series
                     A (Various California State University Projects):
       15,480,000    6.625%, 10/01/10                                                          A      10/02 at 102     16,732,332
       10,500,000    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                               A      10/02 at 102     11,853,240
        7,150,000   State Public Works Board of the State of California, Lease Revenue
                     Bonds (The Trustees of the California State University), 1994 Series
                     A (Various California State University Projects), 6.375%, 10/01/19        A      10/04 at 102      7,497,562
       17,500,000   State Public Works Board of the State of California, Lease Revenue Bonds
                     (Department of Corrections), 1994 Series A (California State Prison -
                     Monterey County (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to
                     11/01/04)                                                                 A      11/04 at 102     20,236,125
       30,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
                     Bonds Series 1995A, 0.000%, 1/01/21                                     Baa      No Opt. Call      6,454,200
        5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda
                     University Medical Center Project), Series 1993-A, 6.500%, 12/01/18     BBB      12/03 at 102      5,113,100
       12,980,000   Los Angeles Community College District, Refunding Certificates of
                     Participation, 1992 Series A, Laacd Improvement Corporation,
                     6.000%, 8/15/20                                                         Aaa       2/02 at 102     13,292,169
        3,715,000   Community Redevelopment Financing Authority of the Community
                     Redevelopment Agency of the City of Los Angeles, California Pooled
                     Financing Bonds, Series D (Crenshaw Redevelopment Project),
                     7.000%, 9/01/14                                                         Ba1       9/02 at 102      3,909,740
        7,000,000   Los Angeles State Building Authority, Lease Revenue Refunding Bonds
                     (State of California Department of General Services Lease), 1993
                     Series A, 5.625%, 5/01/11                                                 A       No Opt. Call     7,196,070
        5,000,000   Los Angeles County Public Works Finance Authority, Revenue Bonds,
                     Series 1994A (Los Angeles County Regional Park and Open Space
                     District), 6.125%, 10/01/10                                              Aa      10/04 at 102      5,238,100
       10,000,000   Los Angeles County Transportation Commission (California)
                     Proposition C  Sales Tax Revenue Bonds, Second Senior Bonds, Series
                     1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)                       Aaa       7/02 at 102     11,309,400
        2,035,000   Parlier Redevelopment Agency (Parlier Redevelopment Project), 1992
                     Tax Allocation Bonds, Series A, 6.750%, 8/01/22                         BBB       8/02 at 102      2,135,509


        PRINCIPAL                                                                           RAT-         OPT. CALL       MARKET
           AMOUNT   DESCRIPTION                                                             INGS*     PROVISIONS**        VALUE
                    CALIFORNIA (CONTINUED)
                    Redevelopment Agency of the City and County of San
                     Francisco (California), Hotel Tax Revenue Bonds, Series
                     1994:
      $ 2,390,000    6.750%, 7/01/15                                                         Aaa      7/04 at 102    $  2,648,192
        6,865,000    6.750%, 7/01/25                                                         Aaa      7/04 at 102       7,592,827
        5,605,000   County of San Joaquin, California, Certificates of Participation
                     (1994 Solid Waste System Facilities Project), 6.600%, 4/01/19             A      4/04 at 102       5,797,083
                    County of Santa Clara, California, Certificates of
                     Participation (The Terraces of Los Gatos Project),
                     American Baptist Homes of the West:
        6,000,000    6.125%, 3/01/11                                                           A      3/02 at 102       6,166,800
        7,760,000    6.125%, 3/01/18                                                           A      3/02 at 102       7,841,247
---------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 8.9%
        9,870,000   Colorado Health Facilities Authority, Insured Hospital Revenue Bonds
                     (PSL Healthcare System Project) Series 1991A, 6.250%, 2/15/21
                     (Pre-refunded to 2/15/01)                                               Aaa      2/01 at 102      10,705,199
        2,440,000   Colorado Housing and Finance Authority, Single Family Program Senior
                     Bonds,1994 Series E, 8.125%, 12/01/24 (Alternative Minimum Tax)          Aa     12/04 at 105       2,738,070
                    Colorado Housing and Finance Authority, General Obligation Bonds,
                     1994 Series A:
        6,070,000    6.850%, 8/01/24                                                           A      8/02 at 102       6,339,447
        2,405,000    6.875%, 8/01/30                                                           A      8/02 at 102       2,507,910
        5,000,000   Colorado Housing and Finance Authority, Single Family Program Senior
                     Bonds, 1995 Series D, 7.375%, 6/01/26                                    Aa     12/05 at 105       5,474,050
        7,240,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991A, 8.000%, 11/15/25 (Alternative Minimum Tax)                Baa     11/01 at 100       8,126,610
       15,270,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991D, 7.750%, 11/15/21 (Alternative Minimum Tax)                Baa     11/01 at 102      16,921,298
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992B:
        7,080,000    7.250%, 11/15/23 (Alternative Minimum Tax)                              Baa     11/02 at 102       7,630,966
        2,510,000    7.500%, 11/15/25 (Alternative Minimum Tax)                              Baa     11/97 at 102       2,621,544
       18,245,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992C, 6.750%, 11/15/13 (Alternative Minimum Tax)                Baa     11/02 at 102      19,018,588
---------------------------------------------------------------------------------------------------------------------------------
                    CONNECTICUT - 1.1%
        3,170,000   Connecticut Housing Finance Authority Housing Mortgage Finance
                     Program Bonds, 1996 Series C-2, 6.250%, 11/15/18                         Aa      5/06 at 102       3,232,576
        6,300,000   State of Connecticut Health and Educational Facilities Authority,
                     Revenue Bonds, University of Hartford Issue, Series D,
                     6.750%, 7/01/12                                                         Baa      7/02 at 102       6,463,800
---------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 2.9%
        3,850,000   State of Florida, Full Faith and Credit, Department of Transportation
                     Right-of-Way Acquisition and Bridge Construction Bonds, Series 1995,
                     5.875%, 7/01/24                                                         Aaa      7/05 at 101       3,894,930
        1,750,000   Alachua County Health Facilities Authority, Health Facilities Revenue
                     Bonds, Series 1992 (Santa Fe Healthcare Facilities Project),
                     7.600%, 11/15/13 (Pre-refunded to 11/15/00)                             AAA     11/00 at 102       1,985,515
        6,000,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/18
                     (Alternative Minimum Tax)                                               Aaa     10/06 at 102       5,951,700
       12,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),
                     Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)                  N/R      5/02 at 102      14,612,875
---------------------------------------------------------------------------------------------------------------------------------
                    GEORGIA - 2.1%
                    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                     1994 Series B:
        5,485,000    6.650%, 12/01/20 (Alternative Minimum Tax)                              AA+      9/04 at 102       5,668,144
        5,500,000    6.700%, 12/01/25 (Alternative Minimum Tax)                              AA+      9/04 at 102       5,699,595
        7,000,000   Development Authority of Burke County, Georgia, Pollution Control
                     Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series
                     1992, 8.000%, 1/01/15                                                   Aaa      1/03 at 103       8,316,630


  PRINCIPAL                                                                                  RAT-         OPT. CALL      MARKET
  AMOUNT            DESCRIPTION                                                              INGS*     PROVISIONS**       VALUE

                    IDAHO - 0.3%
      $ 2,335,000   Idaho Housing and Finance Association, Single Family Mortgage Bonds,
                     1996 Series G, 6.350%, 7/01/26 (Alternative Minimum Tax)                 Aaa      7/06 at 102   $  2,359,658
---------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 9.1%
        3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series
                     1993C (Lutheran General HealthSystem), 6.000%, 4/01/18                    A+      No Opt. Call     3,030,570
        6,900,000   Illinois Health Facilities Authority Revenue Refunding Bonds,
                     Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19            A      10/03 at 102     6,468,888
       11,510,000   The Illinois State Toll Highway Authority, Toll Highway Priority
                     Revenue Bonds, 1992 Series A, 6.375%, 1/01/15                              A1      1/03 at 102    11,976,270
       17,000,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,
                     6.250%, 1/01/12                                                           Aaa      1/02 at 102    17,894,200
        5,000,000   City of Chicago, General Obligation Bonds (Emergency Telephone System)
                     Series 1993, 5.625%, 1/01/23                                              Aaa      1/03 at 102     4,859,550
        8,270,000   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992 (FHA
                     Insured Mortgage Loan -Lakeview Towers Project), 6.650%, 12/01/33         AAA      6/02 at 102     8,552,421
        5,500,000   Chicago Park District, Illinois, General Obligation Capital Improvement
                     Bonds and Aquarium and Museum Bonds, Series 1991, 6.700%, 1/01/11         AA-      1/02 at 102     5,988,785
       20,900,000   Public Building Commission of Chicago (Illinois), Building Revenue
                     Bonds, Series A of 1993 (Board of Education of the City of Chicago),
                     5.750%, 12/01/18                                                          Aaa     12/03 at 102    20,501,855
        2,850,000   City of East Louis, Illinois, Mortgage Revenue Refunding Bonds, Series
                     1994A (FHA Insured Mortgage Loan - Dawson Manor Apartments
                     Section 8 Assisted Project), 6.500%, 7/01/24                              Aaa      7/03 at 102     2,962,461
        1,445,000   Village of Wheeling, Cook and Lake Counties, Illinois, Single Family
                     Mortgage Revenue Refunding Bonds, Series 1992, 6.850%, 11/01/09           Aaa     11/02 at 102     1,536,180
---------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 7.7%
        8,200,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series 1993A
                     Guarantee Revenue Bonds, 6.250%, 2/01/09                                    A      2/03 at 102     8,462,728
        2,875,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series 1994B
                     Guarantee Revenue Bonds, 6.750%, 2/01/17                                    A      2/05 at 102     3,176,501
        6,000,000   Indiana Municipal Power Agency, Power Supply System Refunding
                     Revenue Bonds, 1993 Series B, 5.750%, 2/15/28 (Alternative
                     Minimum Tax)                                                              Aaa      2/03 at 102     5,817,480
        5,250,000   Indiana Transportation Finance Authority, Aviation Technology Center
                     Lease Revenue Bonds, Series A, 6.500%, 3/01/18                              A      3/03 at 102     5,502,000
        8,000,000   East Chicago Elementary School Building Corporation (Lake County,
                     Indiana), First Mortgage Bonds, Series 1992, 7.000%, 1/15/16
                     (Pre-refunded to 1/15/03)                                                   A      1/03 at 102     9,041,840
       13,630,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds,
                     Series 1992 (Parkview Memorial Hospital, Inc. Project), 6.400%,
                     11/15/22                                                                   A1     11/02 at 102    13,934,085
        6,031,000   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds, Series
                     1996 A (Pedcor Investments - 1988-V, L.P. Project), 6.200%, 12/01/28
                     (Alternative Minimum Tax)                                                 Aaa     12/05 at 105     6,109,825
       10,675,000   Highland School Building Corporation (Highland, Indiana), First
                     Mortgage Bonds, Series 1992A, 6.750%, 1/15/20 (Pre-refunded
                     to 1/15/02)                                                               AAA      1/02 at 102    11,907,429
        5,905,000   Muncie School Building Corporation, First Mortgage Bonds, Series 1992,
                     6.625%, 7/15/14 (Pre-refunded to 7/15/01)                                 N/R      7/01 at 102     6,495,323
---------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 0.7%
        3,000,000   Johnson County, Kansas, Single Family Mortgage Revenue Refunding
                     Bonds, Series 1994, 7.100%, 5/01/12                                         A      5/04 at 103     3,251,910
        2,550,000   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized
                     Single Family Mortgage Refunding Revenue Bonds (GNMA Certificates),
                     Series 1994A-I, 7.900%, 5/01/24 (Alternative Minimum Tax)                 Aaa     No Opt. Call     2,913,401


        PRINCIPAL                                                                             RAT-      OPT. CALL       MARKET
           AMOUNT   DESCRIPTION                                                               INGS*     PROVISIONS**     VALUE

                    KENTUCKY - 0.8%
      $ 7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A,
                     6.375%, 7/01/28 (Alternative Minimum Tax)                                 Aaa      7/06 at 102  $  7,134,890
---------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 4.6%
                    Louisiana Public Facilities Authority, Hospital Revenue
                     and Refunding Bonds (Pendleton Memorial Methodist
                     Hospital Project), Series 1992:
        5,500,000    6.750%, 6/01/10                                                           Baa      6/02 at 102     5,544,275
        3,130,000    6.750%, 6/01/22                                                           Baa      6/02 at 102     3,125,211
        4,000,000   Bossier Public Trust Financing Authority, Single Family Mortgage
                     Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28                    AAA      8/05 at 102     4,045,040
       12,750,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage
                     Revenue Bonds (GNMA and FNMA Mortgage Backed Securities
                     Program), Series 1994C, 6.350%, 10/01/28 (Alternative MinimumTax)         Aaa     10/05 at 102    12,940,103
        3,000,000   Mississippi River Bridge Authority, Bridge Revenue Bonds, Series 1992,
                     State of Louisiana, 6.750%, 11/01/12                                        A     11/02 at 102     3,309,780
        5,000,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue
                     Bonds, Series 1995A, 6.300%, 6/01/28 (Alternative MinimumTax)             Aaa      6/05 at 102     5,061,250
        7,780,000   Orleans Levee District (A Political Subdivision of the State of
                     Louisiana) Public Improvement Bonds, Series 1986, 5.950%, 11/01/15        Aaa     12/05 at 103     8,034,406
---------------------------------------------------------------------------------------------------------------------------------
                    MAINE - 1.0%
        7,925,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1990 Series
                     A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)                           AA-      8/02 at 102     8,080,330
        1,250,000   Maine State Housing Authority Mortgage Purchase Bonds, 1995 Series
                     B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)                           AA-     11/05 at 102     1,268,125
---------------------------------------------------------------------------------------------------------------------------------
                    MARYLAND - 0.3%
        2,560,000   Community Development Administration, Department of Housing and
                     Community Development, State of Maryland, Multi-Family Housing
                     Revenue Bonds (Insured Mortgage Loans), 1993 Series C,
                     6.625%, 5/15/23                                                            Aa      5/03 at 102     2,679,526
---------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 1.0%
        2,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the
                     Holy Cross-1996 Issue), 5.625%, 3/01/26                                   Aaa      3/06 at 102     2,478,500
        6,900,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1993
                     Series C, 5.250%, 12/01/20                                                Aaa     12/04 at 102     6,499,938
          300,000   City of Boston, Massachusetts, Revenue Refunding Bonds, Boston City
                     Hospital (FHA Insured Mortgage) Series B, 5.750%, 2/15/23                  Aa      8/00 at 102       290,688
---------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 2.7%
        8,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding
                     Bonds (Oakwood Hospital Obligated Group), Series 1993A,
                     5.625%, 11/01/18                                                          Aaa     11/03 at 102     7,841,840
                    Michigan State Housing Development Authority, Rental Housing
                     Revenue Bonds, 1992 Series A:
        9,200,000    6.600%, 4/01/12                                                            A+     10/02 at 102     9,525,680
        6,750,000    6.650%, 4/01/23                                                            A+     10/02 at 102     6,988,478
---------------------------------------------------------------------------------------------------------------------------------
                    MINNESOTA - 2.7%
        3,900,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995
                     Series D, 5.950%, 2/01/18                                                 Aaa      2/05 at 102     3,914,430
        5,500,000   Minnesota Housing Finance Agency Single Family Mortgage Bonds,
                     1996 Series G, 6.250%, 7/01/26 (Alternative Minimum Tax)                  AA+      1/06 at 102     5,574,415
        3,560,000   Housing and Redevelopment Authority of the City of Saint Paul,
                     Minnesota and City of Minneapolis, Minnesota, HealthCare Facility
                     Revenue Bonds, Series 1992 (Group Health Plan Inc. Project),
                     6.900%, 10/15/22                                                            A     12/02 at 102     3,882,144
        2,000,000   Southern Minnesota Municipal Power Agency, Power Supply System
                     Revenue Bonds, Series 1992B, 5.750%, 1/01/11                              Aaa      1/03 at 102     2,029,680


        PRINCIPAL                                                                             RAT-         OPT. CALL    MARKET
           AMOUNT   DESCRIPTION                                                               INGS*     PROVISIONS**     VALUE

                    MINNESOTA (CONTINUED)
      $ 4,000,000   Washington County Housing and Redevelopment Authority, Pooled
                     Housing and Redevelopment Limited Annual Appropriation Tax and
                     Revenue Bonds (Pooled Refunding Project), Series 1992,
                     7.200%, 1/01/22                                                           BBB     1/03 at 102   $  4,190,240
        5,170,000   Washington County Housing and Redevelopment Authority, Lease
                     Revenue Bonds (South Washington County Schools Project), Series
                     1992, 7.400%, 12/01/14                                                   Baa1    12/02 at 100      5,570,778
---------------------------------------------------------------------------------------------------------------------------------
                    MISSISSIPPI - 0.4%
        4,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue
                     Bonds, Series 1992A (Wesley Health Systems), 6.050%, 4/01/12             AAA     10/02 at 102      4,127,040
---------------------------------------------------------------------------------------------------------------------------------
                    MISSOURI - 1.8%
        5,500,000   The Industrial Development Authority of the City of St. Louis, Missouri,
                     Industrial Revenue Refunding Bonds (Kiel Center Multipurpose Arena
                     Project), Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)        N/R     12/02 at 102      5,861,460
       11,000,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding
                     Bonds, 6.000%, 7/15/13                                                   Aa3      7/03 at 102     10,912,990
---------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 1.1%
       10,000,000   Clark County, Nevada, Las Vegas-McCarran International Airport
                     Passenger Facility Charge Revenue Bonds, 1992 Series A,
                     6.000%, 7/01/22                                                         Aaa      7/02 at 102      10,211,300
---------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 0.6%
        5,215,000   New Hampshire HigherEducational and Health Facilities Authority,
                     Hospital Revenue Bonds, Catholic Medical Center Issue, Series 1989,
                     8.000%, 7/01/04                                                        BBB+      7/99 at 102       5,634,755
---------------------------------------------------------------------------------------------------------------------------------
                    NEW JERSEY - 1.3%
        4,500,000   New Jersey Economic Development Authority, Insured Revenue Bonds
                     (Educational Testing Service Issue), Series 1995A, 6.000%, 5/15/25      Aaa      5/05 at 102       4,636,260
        7,425,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                     Refunding Bonds, 1992 Series One, 6.700%, 11/01/28                       A+     11/02 at 102       7,727,569
---------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 0.4%
        4,000,000   New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Program Bonds, 1995 Series E, 6.300%, 7/01/17 (Alternative
                     Minimum Tax)                                                           AAA      7/05 at 102        4,102,640
---------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 11.8%
       16,200,000   New York State Energy Research and Development Authority, Facilities
                     Revenue Bonds, Series 1992B (Consolidated Edison Company of New
                     York, Inc. Project), 6.375%, 12/01/27 (Alternative MinimumTax)         Aaa     12/01 at 101       16,902,918
        7,635,000   New York State Medical Care Facilities Finance Agency, Mercy
                     Medical Center Project Revenue Bonds, 1995 Series A,
                     5.875%, 11/01/15                                                       AA-      5/05 at 102        7,670,655
        2,500,000   New York State Medical Care Facilities Finance Agency, Mental
                     Health Services Facilities Improvement Revenue Bonds, 1995
                     Series A, 6.000%, 2/15/25                                              Aaa      2/05 at 102        2,554,600
        4,000,000   New York State Urban Development Corporation, Correctional
                     Facilities Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21      Aaa      1/04 at 102        3,767,560
       10,750,000   The City of New York, General Obligation Bonds, Fiscal 1995
                     Series D, 6.600%, 2/01/03                                              Baa1     No Opt. Call      11,407,900
        7,695,000   The City of New York, General Obligation Bonds, Fiscal 1995
                     Series E, 6.600%, 8/01/03                                              Baa1     No Opt. Call       8,197,330
                    The City of New York, General Obligation Bonds, Fiscal 1993
                     Series A:
       10,000,000    6.375%, 8/01/08                                                        Baa1     8/02 at 101 1/2   10,206,800
        2,000,000    6.500%, 8/01/11                                                        Baa1     8/02 at 101 1/2    2,066,640
                    The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F:
       17,365,000    7.000%, 2/01/06                                                        Baa1     No Opt. Call      18,994,532
        4,000,000    5.750%, 2/01/15                                                        Baa1     2/06 at 101 1/2    3,823,440


        PRINCIPAL                                                                          RAT-          OPT. CALL      MARKET
           AMOUNT   DESCRIPTION                                                            INGS*      PROVISIONS**       VALUE

                    NEW YORK (CONTINUED)
     $ 11,130,000   The City of New York, General Obligation Bonds, Fiscal 1996
                     Series I, 5.875%, 3/15/18                                             Baa1     3/06 at 101 1/2  $ 10,710,176
        9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996
                     Series J (Subseries J-1), 5.875%, 2/15/19                             Baa1     2/06 at 101 1/2     8,653,500
        3,150,000   New York City, New York, Municipal Water Finance Authority, Water
                     and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                     5.875%, 6/15/25                                                        Aaa      6/05 at 101        3,179,484
---------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 0.8%
        2,000,000   North Carolina Housing Finance Authority Single Family Revenue Bonds,
                     Series JJ (1985 Resolution), 6.450%, 9/01/27 (Alternative MinimumTax)   Aa      3/06 at 102        2,044,960
        5,000,000   County of Pitt, North Carolina, Pitt County Memorial Hospital Revenue
                     Bonds, Series 1995, 5.500%, 12/01/15                                    Aa     12/05 at 102        4,870,150
---------------------------------------------------------------------------------------------------------------------------------
                    NORTH DAKOTA - 0.5%
        4,240,000   Mercer County, North Dakota, Pollution Control Revenue Bonds (Basin
                     Electric Power Cooperative-Antelope Valley Station), 1984 Series B,
                     7.000%, 1/01/19                                                          A      1/99 at 103        4,494,824
---------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 0.5%
        1,000,000   Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational
                     Facilities Revenue Bonds, Refunding Series 1992, 6.600%, 9/01/08         A-     9/02 at 102        1,061,640
        2,990,000   Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational
                     Facilities Revenue Bonds, Refunding Series 1992, 6.600%, 11/01/08        A-    11/02 at 102        3,195,383
---------------------------------------------------------------------------------------------------------------------------------
                    OREGON - 2.7%
       13,350,000   State of Oregon, General Obligation, Elderly &Disabled Housing
                     Bonds, 1992 Series B, 6.375%, 8/01/24                                    Aa     8/02 at 102       13,961,964
        7,000,000   State of Oregon, General Obligation, Veterans' Welfare Bonds,
                     Series 75, 6.000%, 4/01/27                                               Aa    10/05 at 102        7,097,510
        3,380,000   City of Portland, Oregon, Limited Tax Improvement Bonds, 1996
                     SeriesA, 5.550%, 6/01/16                                                 Aa     6/06 at 100        3,393,047
---------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 0.4%
        1,200,000   South Carolina Public Service Authority Revenue Bonds, 1993 Refunding
                     Series A (Santee Cooper), 5.500%, 7/01/21                               Aaa      1/03 at 102       1,161,372
        2,135,000   School District No. 4 of Lexington County, South Carolina,
                     Certificates of Participation, Series 1994, 7.000%, 7/01/12             Baa      7/04 at 102       2,311,479
---------------------------------------------------------------------------------------------------------------------------------
                    SOUTH DAKOTA - 1.3%
       10,370,000   South Dakota Building Authority, Revenue Bonds, Series 1992,
                     6.700%, 9/01/17                                                         Aaa      No Opt. Call     11,481,042
---------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 2.3%
       10,290,000   State of Texas, Veterans' Housing Assistance Bonds, Series 1993,
                     General Obligation Bonds, 6.800%, 12/01/23 (Alternative Minimum Tax)     Aa     12/03 at 102      10,669,804
        1,960,000   Baytown Housing Finance Corporation, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1992-A, 8.500%, 9/01/11                          A1      9/02 at 103       2,130,108
        1,500,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien,
                     Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15                  AA+      8/02 at 102       1,618,380
        1,595,000   Hidalgo County Housing Finance Corporation, Single Family Mortgage
                     Revenue Bonds (GNMA and FNMA Collateralized)Series 1994A,
                     7.000%, 10/01/27 (Alternative Minimum Tax)                              Aaa      4/04 at 102       1,641,351
        2,990,000   Port Arthur Housing Finance Corporation, Single Family Mortgage
                     Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12                     A      9/02 at 103       3,241,997
        2,150,000   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds
                     (Henry B Gonzalez Convention Center Project), 5.700%, 8/15/26           Aaa      8/06 at 102       2,133,037


        PRINCIPAL                                                                            RAT-         OPT. CALL     MARKET
           AMOUNT   DESCRIPTION                                                              INGS*     PROVISIONS**      VALUE

                    UTAH - 1.7%
      $ 3,000,000   Utah Associated Municipal Power Systems, Central-St. George
                     Transmission Project Revenue Bonds, 1989 Series, 5.375%, 12/01/19       Aaa     12/03 at 101    $  2,818,800
        3,725,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1994
                     Issue B (Federally Insured or Guaranteed Mortgage Loans),
                     6.450%, 7/01/14                                                          Aa      7/04 at 102       3,885,063
        6,000,000   Redevelopment Agency of Salt Lake County, Utah, Central Business
                     District Neighborhood Redevelopment, Junior Lien Tax Increment
                     Bonds, Series 1992A, 5.800%, 3/01/15                                      A      3/02 at 102       5,786,400
        3,000,000   Municipal Building Authority of Weber County, Utah, Lease Revenue
                     Bonds, Series 1994, 7.500%, 12/15/19                                     AA     12/04 at 102       3,497,130
---------------------------------------------------------------------------------------------------------------------------------
                    VERMONT - 0.7%
        6,620,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 4,
                     6.400%, 11/01/25                                                         A1      5/02 at 102       6,756,835
---------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 0.7%
        3,000,000   Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1989A, 6.000%, 7/01/18                  Aaa      7/99 at 100       3,006,660
        3,000,000   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1990B, 7.375%, 7/01/04                  Aa1      7/00 at 102       3,296,400
---------------------------------------------------------------------------------------------------------------------------------
                    WEST VIRGINIA - 0.8%
        7,000,000   The County Commission of Harrison County, West Virginia, Solid Waste
                     Disposal Revenue Bonds (The Potomac Edison Company Harrison
                     Station Project) Series B, 6.250%, 5/01/23 (Alternative MinimumTax)     Aaa      5/03 at 102       7,268,450
---------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN - 2.0%
       17,360,000   Wisconsin Housing and Economic Development Authority, Home
                     Ownership Revenue Bonds, 1995 Series B, 7.100%, 9/01/15
                     (Alternative Minimum Tax)                                                Aa     1/05 at 102       18,255,950
---------------------------------------------------------------------------------------------------------------------------------
                    PUERTO RICO - 0.6%
        1,375,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                     Series X, 5.500%, 7/01/25                                              Baa1     7/05 at 100        1,301,988
        4,000,000   Puerto Rico Electric Power Authority, Power Revenue Refunding
                     Bonds, Series Z, 5.500%, 7/01/14                                       Baa1     7/05 at 102        3,857,400
---------------------------------------------------------------------------------------------------------------------------------
     $885,206,000   Total Investments - (cost $850,163,194) - 98.1%                                                   900,242,925
==================---------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.3%
      $ 3,000,000   The Port Authority of New York and New Jersey, Versatile Structure
==================   Obligations, Series 2, Variable Rate Demand Bonds, 3.550%,
                     5/01/19+                                                                A-1+                       3,000,000
---------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.6%                                                               14,359,723
---------------------------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                                $917,602,648
=================================================================================================================================


MARKET
                                                                                  NUMBER OF        MARKET           MARKET
                           STANDARD & POOR'S                      MOODY'S         SECURITIES        VALUE           PERCENT

  SUMMARY OF                              AAA                         Aaa               49       $315,494,900          35%
  RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3               25        143,106,407          16
  PORTFOLIO OF                             A+                          A1               10         71,341,918           7
  INVESTMENTS                           A, A-                   A, A2, A3               23        153,043,851          17
  (EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               27        186,376,451          21
  TEMPORARY                      BB+, BB, BB-           Ba1, Ba, Ba2, Ba3                1          3,909,740           1
  INVESTMENTS):                     Non-Rated                   Non-Rated                3         26,969,658           3
-------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                138       $900,242,925         100%
==========================================================================================================================

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)

         PRINCIPAL                                                                          RAT-          OPT. CALL       MARKET
         AMOUNT     DESCRIPTION                                                             INGS*      PROVISIONS**        VALUE

                    ALABAMA - 3.0%
      $ 8,000,000   Alabama Higher Education Loan Corporation, Student Loan Revenue
                     Refunding Bonds, Series 1994-D, 5.850%, 9/01/04 (Alternative
                     Minimum Tax)                                                            Aaa     No Opt. Call    $  8,331,520
        7,500,000   State of Alabama, General Obligation Refunding Bonds, 1992 Series,
                     5.900%, 3/01/99                                                          Aa     No Opt. Call       7,789,350
       11,000,000   The DCH Health Care Authority, Health Care Facilities Revenue Bonds,
                     Series 1993-B, 5.750%, 6/01/23                                           A1     12/02 at 102      10,600,920
---------------------------------------------------------------------------------------------------------------------------------
                    ARIZONA - 0.8%
        6,700,000   Kyrene Elementary School District No. 28 of Maricopa County, Arizona,
                     School Improvement Bonds, Project of 1993, Series A (1993),
                     5.200%, 7/01/13 (Pre-refunded to 7/01/03)                               Aaa      7/03 at 100       6,922,306
---------------------------------------------------------------------------------------------------------------------------------
                    ARKANSAS - 0.3%
          850,000   Arkansas Development Finance Authority, Single Family Mortgage
                     Revenue Refunding Bonds, 1991 Series A (FHA Insured or VA
                     Guaranteed Mortgage Loans), 8.000%, 8/15/11                              AA      8/01 at 103         918,238
          606,609   City of Jacksonville, Arkansas, Residential Housing Facilities
                     Board, Single Family Mortgage Revenue Refunding Bonds,
                     Series 1993A, 7.900%, 1/01/11                                           Aaa      7/03 at 103         663,115
          986,666   Residential Housing Facilities Board of Lonoke County, Arkansas,
                     Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                     7.900%, 4/01/11                                                         Aaa      4/05 at 103       1,072,595
---------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 4.9%
        3,105,000   California Educational Facilities Authority, Revenue Bonds (Loyola
                     Marymount University), Series 1994, 5.750%, 10/01/24                     A1      4/04 at 102       3,051,873
        5,000,000   California Health Facilities Financing Authority, Kaiser Permanente,
                     Revenue Bonds, 1990 Series A, 6.500%, 12/01/20                           AA     12/00 at 102       5,261,850
        3,965,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,
                     Series 1993-C, 5.650%, 8/01/14                                           Aa      2/04 at 102       3,916,508
        4,780,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
                     Bonds Series 1995A, 0.000%, 1/01/14                                     Baa      No Opt. Call      1,623,623
                    Community Redevelopment Financing Authority of the
                     Community Redevelopment Agency of the City of Los
                     Angeles, California, Grand Central Square, Multi-Family
                     Housing Bonds, 1993 Series A:
          500,000    5.750%, 12/01/13 (Alternative Minimum Tax)                             Baa1      6/03 at 102         479,515
        3,900,000    5.900%, 12/01/26 (Alternative Minimum Tax)                                A     12/96 at 100       3,733,431
        3,135,000   Department of Water and Power of The City of Los Angeles, Water
                     Works Refunding Revenue Bonds, Second Issue of 1993, 9.000%, 5/15/00     Aa     No Opt. call       3,602,178
        4,500,000   Los Angeles County Transportation Commission (California), Proposition
                     CSales Tax Revenue Bonds, Second Senior Bonds, Series 1992-A,
                     6.750%, 7/01/19 (Pre-refunded to 7/01/02)                               Aaa      7/02 at 102       5,089,230
        3,000,000   Mountain View Shoreline Regional Park Community (County of Santa
                     Clara, California), Tax Allocation Bonds, 1993 Series A, 5.750%,
                     8/01/18                                                                   A      8/02 at 102       2,946,750
        2,500,000   Transmission Agency of Northern California, California-Oregon
                     Transmission Project, Revenue Bonds, 1992 Series A, 6.500%, 5/01/16     Aaa      5/02 at 102       2,704,550
        5,000,000   Airports Commission, City and County of San Francisco, California,
                     San Francisco International Airport, Second Series Revenue Bonds,
                     Issue 8, 6.300%, 5/01/25 (Alternative Minimum Tax)                      Aaa      5/04 at 101       5,239,350
        3,545,000   Redevelopment Agency of the City of San Leandro, Plaza 1 and Plaza 2
                     Redevelopment Projects, 1993 Tax Allocation Bonds, Series A,
                     6.125%, 6/01/23                                                          A-      6/03 at 102       3,561,201
        1,945,000   South Gate Public Financing Authority (Los Angeles County,
                     California), Water Revenue Refunding Bonds, 1996 Series A,
                     6.000%, 10/01/12                                                        Aaa     No Opt. Call       2,080,294


        PRINCIPAL                                                                          RAT-         OPT. CALL      MARKET
           AMOUNT   DESCRIPTION                                                           INGS*     PROVISIONS**       VALUE

                    COLORADO - 3.3%
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1990A:
      $ 4,100,000    8.500%, 11/15/23 (Alternative Minimum Tax)                             Baa      11/00 at 102    $  4,698,190
        1,305,000    8.000%, 11/15/25 (Alternative Minimum Tax)                             Baa      11/00 at 102       1,467,668
        1,200,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991A, 8.750%, 11/15/23 (Alternative Minimum Tax)               Baa      11/01 at 102       1,420,776
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991D:
        6,000,000    7.500%, 11/15/02 (Alternative Minimum Tax)                             Baa      11/01 at 102       6,656,400
        3,040,000    7.750%, 11/15/13 (Alternative Minimum Tax)                             Baa      No Opt. Call       3,619,059
        4,145,000    7.750%, 11/15/21 (Alternative Minimum Tax)                             Baa      11/01 at 102       4,593,240
        1,000,000    7.000%, 11/15/25 (Alternative Minimum Tax)                             Baa      11/01 at 100       1,050,200
        5,240,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)               Baa      11/02 at 102       5,435,190
---------------------------------------------------------------------------------------------------------------------------------
                    CONNECTICUT - 1.5%
        2,400,000   Connecticut Development Authority, Water Facilities Revenue Refunding
                     Bonds (The Connecticut Water Company Project-1993 Series),
                     6.650%, 12/15/20                                                       Aaa     12/03 at 102        2,634,288
          590,000   Connecticut Housing Finance Authority, Housing Mortgage Finance
                     Program Bonds, 1990 Series B, 1990 Subseries BI, 7.550%, 11/15/08       Aa     11/00 at 102          593,481
        3,000,000   Connecticut Housing Finance Authority Housing Mortgage Finance
                     Program Bonds, 1996 Series C-2, 6.250%, 11/15/18                        Aa      5/06 at 102        3,059,220
        6,500,000   State of Connecticut Health and Educational Facilities Authority,
                     Revenue Bonds, Yale-New Haven Hospital Issue, Series F, 7.100%,
                     7/01/25 (Pre-refunded to 7/01/00)                                      Aaa      7/00 at 102        7,181,070
---------------------------------------------------------------------------------------------------------------------------------
                    DISTRICT OF COLUMBIA - 5.2%
        9,500,000   District of Columbia (Washington, D.C.), General Obligation
                     Refunding Bonds, Series 1993A, 6.000%, 6/01/07                          Aaa     No Opt. Call      10,056,605
        6,000,000   District of Columbia (Washington, D.C.), General Obligation
                     Refunding Bonds, Series 1993 B, 5.500%, 6/01/10                         Aaa     No Opt. Call       5,965,680
        5,000,000   District of Columbia (Washington, D.C.), General Obligation
                     Bonds, Series 1993 E, 6.000%, 6/01/09                                   Aaa     6/03 at 102        5,158,600
        3,890,000   District of Columbia (Washington, D.C.), General Obligation
                     Bonds, Series 1993-A3, 5.500%, 6/01/06                                  Aaa     No Opt. Call       3,959,398
        3,240,000   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic
                     Healthcare Group, Inc. Issue), Series 1992B, 6.750%, 8/15/07           Baa1     8/02 at 102        3,365,582
        4,250,000   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic
                     Healthcare Group, Inc. Issue), Series 1993A, 5.750%, 8/15/14            Aaa     8/06 at 102        4,253,188
        6,055,000   District of Columbia Housing Finance Agency, Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1988F-1, 5.850%, 12/01/14
                     (Alternative Minimum Tax)                                               AAA    12/04 at 103        6,088,969
        2,000,000   District of Columbia, Revenue Bonds (The American College of
                     Obstetricians and Gynecologists Issue), Series 1991, 6.500%,
                     8/15/18                                                                 Aaa     8/01 at 102        2,124,720
        4,500,000   District of Columbia, University Revenue Refunding Bonds (The
                     Howard University Issue), Series 1992A, 6.750%, 10/01/12                 A+    10/02 at 102        4,767,300
---------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 1.0%
        2,500,000   State of Florida, Hillsborough County Expressway Bonds, Series 1971,
                     Division of Bond Finance of the Department of General Services,
                     5.500%, 10/01/08                                                         Aa     4/05 at 100        2,537,700
        2,000,000   Jacksonville Health Facilities Authority, Hospital Revenue Bonds (New
                     Children's Hospital at Baptist Medical Center Project), Series 1991,
                     7.000%, 6/01/21                                                         Aaa     6/01 at 102        2,200,320
        3,530,000   Lee County, Florida, Capital Refunding Revenue Bonds, Series 1989A,
                     7.300%, 10/01/07                                                        Aaa    10/99 at 102        3,864,750


        PRINCIPAL                                                                            RAT-         OPT. CALL     MARKET
           AMOUNT   DESCRIPTION                                                              INGS*     PROVISIONS**      VALUE

                    GEORGIA - 2.1%
      $ 2,480,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                     1992B Series, 8.250%, 1/01/11                                              A     No Opt. Call   $  3,115,178
        4,185,000   Municipal Electric Authority of Georgia, Power Revenue Bonds,
                     Series EE, 7.250%, 1/01/24                                               Aaa     No Opt. Call      5,235,519
        5,500,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                     Series 1993B, 5.700%, 1/01/19                                            Aaa     No Opt. Call      5,607,525
        3,400,000   Development Authority of Burke County, Georgia, Pollution Control
                     Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series
                     1992, 7.500%, 1/01/03                                                    Aaa     No Opt. Call      3,760,162
        1,000,000   Development Authority of Monroe County (Georgia), Pollution Control
                     Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series
                     1992A, 6.450%, 1/01/05                                                    A+     No Opt. Call      1,081,540
---------------------------------------------------------------------------------------------------------------------------------
                    HAWAII - 0.7%
        1,500,000   State of Hawaii, Airports System Revenue Bonds, Series of 1990 (Payable
                     Solely from the Receipts of the Aviation Fuel Tax and the
                     Revenues of the State of Hawaii Airports System), 7.300%,
                     7/01/20 (Alternative Minimum Tax)                                        Aaa      7/00 at 102      1,650,585
        5,000,000   City and County of Honolulu, Hawaii, General Obligation Bonds, 1993
                     Series B, 5.000%, 10/01/13                                                Aa     No Opt. Call      4,755,800
---------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 15.1%
        3,955,000   Illinois Development Finance Authority, Child Care Facility Revenue
                     Bonds, Series 1992 (Illinois Facilities Fund Project), 7.400%,
                     9/01/04                                                                  N/R     9/02 at 102       4,127,952
        2,240,000   Illinois Educational Facilities Authority Revenue Bonds, Chicago
                     College of Osteopathic Medicine, Series A, 8.750%, 7/01/05               Aaa     No Opt. Call      2,623,152
                    Illinois Educational Facilities Authority, Revenue Refunding Bonds,
                     Loyola University of Chicago, Series 1991-A:
        6,190,000    7.125%, 7/01/21 (Pre-refunded to 7/01/01)                                 A+     7/01 at 102       6,946,232
       10,360,000    7.125%, 7/01/21                                                           A1     7/01 at 102      11,287,220
                    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series
                     1993C (Lutheran General Healthsystem):
        5,705,000    7.000%, 4/01/08                                                           A+     No Opt. Call      6,451,556
        4,075,000    7.000%, 4/01/14                                                           A+     No Opt. Call      4,672,069
        2,500,000   Illinois Health Facilities Authority, Hospital Revenue Refunding Bonds,
                     Series 1993 (Delnor-Community Hospital), 5.500%, 5/15/13                 Aaa      5/03 at 102      2,446,825
        3,000,000   Illinois Health Facilities Authority Revenue Refunding Bonds,
                     Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19            A     10/03 at 102      2,812,560
        2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                     (Trinity Medical Center), 7.000%, 7/01/12                                 Baa     7/02 at 102      2,046,080
        5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990
                     (Riverside Senior Living Center Project), 7.500%, 11/01/20
                     (Pre-refunded to 11/01/00)                                                  A    11/00 at 102      5,422,050
       12,245,000   Illinois Health Facilities Authority, Refunding Revenue Bonds, Series
                     1990-B (Hinsdale Hospital), 9.000%, 11/15/15                             Baa1    11/00 at 102     13,750,890
        8,190,000   Illinois Housing Development Authority, Multi-Family Program Bonds,
                     Series 5, 6.650%, 9/01/14                                                  A1     9/04 at 102      8,463,464
        3,410,000   Illinois Housing Development Authority, Section 8 Elderly Housing
                     Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                     6.875%, 11/01/17                                                            A    11/02 at 102      3,551,276
        3,920,000   Illinois Housing Development Authority, Section 8 Elderly Housing
                     Revenue Bonds (Morningside North Development), Series 1992D,
                     6.600%, 1/01/07                                                             A     1/03 at 102      4,143,087
        4,000,000   Board of Education of the City of Chicago, General Obligation Lease
                     Certificates, 1992 Series A, 6.250%, 1/01/15                              Aaa     No Opt. Call     4,319,880
        9,700,000   City of Chicago, Illinois, Tax Increment Allocation Revenue and
                     Refunding Bonds (Stockyards Industrial - Commercial Redevelopment
                     Project), Series 1994A, 9.250%, 1/01/12                                   N/R     No Opt. Call    10,713,456


        PRINCIPAL                                                                             RAT-         OPT. CALL    MARKET
           AMOUNT   DESCRIPTION                                                              INGS*     PROVISIONS**     VALUE

                    ILLINOIS (CONTINUED)
      $ 7,850,000   Township High School District Number 205, Cook County, Illinois
                     (Thornton), School Bonds, Series 1995A, 6.750%, 12/01/01                Aaa      No Opt. Call   $  8,608,781
        2,025,000   Long Creek Township, Macon County, Illinois, Waterworks Refunding
                     Revenue Bonds, Series 1993, 7.250%, 5/01/23                             N/R      5/03 at 100       1,933,814
        3,050,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                     and Will Counties, Illinois, General Obligation Bonds, Series 1990A,
                     7.200%, 11/01/20                                                        Aaa      No Opt. Call      3,706,086
       14,375,000   Village of Wheeling, Illinois, Multi-Family Housing Revenue Bonds,
                     Series 1993A (FHA Insured Mortgage Loan - Arlington Club Project),
                     6.400%, 2/01/40                                                         AAA      2/03 at 100      14,527,806
        5,000,000   Town of Wood River, Wood River Township Hospital, Madison County,
                     Illinois, General Obligation Bonds (Alternate Revenue Source), Series
                     1993, 6.625%, 2/01/14                                                   BBB      2/04 at 102       5,293,350
        4,765,000   Town of Wood River, Wood River Township Hospital, Madison County,
                     Illinois, General Obligation Tort Immunity Bonds, Series 1993,
                     6.500%, 2/01/14                                                         BBB      2/04 at 102       4,998,914
---------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 3.4%
        2,100,000   City of Indianapolis, Indiana, Economic Development Revenue Bonds,
                     Series 1993A (The Meadows-Section 8 Assisted Project),
                     6.000%, 7/01/23 (Alternative Minimum Tax)                                 A      7/03 at 103       2,040,003
        2,250,000   Indiana Bond Bank, Special Program Bonds, Series 1992B,
                     6.750%, 8/01/12                                                           A      2/03 at 102       2,459,543
        3,200,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                     Bonds, Series 1992 (The Methodist Hospitals, Inc.), 6.750%, 9/15/09       A      9/02 at 102       3,437,184
        2,000,000   Hospital Authority of the City of Kokomo (Indiana), Hospital Revenue
                     Refunding Bonds, Series 1993 (Saint Joseph Hospital and Health
                     Center of Kokomo), 6.250%, 8/15/05                                      Baa      No Opt. Call      2,052,500
        3,615,000   Mooresville Consolidated School Building Corporation, First Mortgage
                     Bonds, Series 1994A (Morgan County, Indiana), 6.200%, 7/15/15             A      1/04 at 101       3,766,613
        5,900,000   Muncie School Building Corporation, First Mortgage Bonds, Series
                     1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)                         N/R      7/01 at 102       6,489,823
        9,500,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue
                     Bonds, Series 1993A (Indianapolis Power and Light Company
                     Project), 6.100%, 1/01/16                                               Aa2      1/03 at 102       9,711,470
---------------------------------------------------------------------------------------------------------------------------------
                    IOWA - 0.6%
        3,810,000   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional
                     Hospital Project), Series 1993, 7.000%, 7/01/12                          A-      7/00 at 100       3,980,345
        1,000,000   City of Davenport, Iowa, Home Ownership Mortgage Revenue Refunding
                     Bonds, Series 1994, 7.900%, 3/01/10                                     A1       9/04 at 102       1,063,860
---------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 0.5%
        2,225,000   Johnson County, Kansas, Single Family Mortgage Revenue Refunding
                     Bonds, Series 1994, 7.100%, 5/01/12                                      A       5/04 at 103       2,411,833
        1,865,000   Labette County, Kansas, Single Family Mortgage Revenue Refunding
                     Bonds, 1993 Series A, 8.400%, 12/01/11                                  A1       6/03 at 103       1,982,141
---------------------------------------------------------------------------------------------------------------------------------
                    KENTUCKY - 0.8%
        7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A,
                     6.375%, 7/01/28 (Alternative Minimum Tax)                              Aaa       7/06 at 102       7,134,890
---------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 2.0%
        3,500,000   Clover Dale Housing Corporation, 1995 Multi-Family Mortgage Revenue
                     Refunding Bonds (Clover Dale Plaza-FHA Insured Mortgage, Section 8
                     Assisted Project), Series A, 6.550%, 2/01/22                           AA-       4/01 at 100       3,551,590
        6,000,000   City of New Orleans, Louisiana, General Obligation Refunding Bonds,
                     Series 1995, 6.500%, 10/01/02                                          Aaa      No Opt. Call       6,573,000
        6,965,000   Orleans Levee District (APolitical Subdivision of the State of
                     Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/14    Aaa      12/05 at 102       7,161,134


        PRINCIPAL                                                                           RAT-          OPT. CALL     MARKET
           AMOUNT   DESCRIPTION                                                             INGS*      PROVISIONS**      VALUE

                    MAINE - 1.0%
      $ 8,000,000   Maine Educational Loan Marketing Corporation, Subordinate Student
                     Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06 (Alternative
                     Minimum Tax)                                                              A      No Opt. Call   $  8,475,760
---------------------------------------------------------------------------------------------------------------------------------
                    MARYLAND - 1.6%
        2,000,000   Maryland Health and Higher Educational Facilities Authority, Project
                     and Refunding Revenue Bonds, Doctors Community Hospital Issue,
                     Series 1993, 5.750%, 7/01/13                                            Baa      7/03 at 102       1,905,120
        4,305,000   Maryland Transportation Authority, Special Obligation Revenue Bonds,
                     Baltimore/Washington International Airport Projects, Series 1994-A
                     (Qualified Airport Bonds), 6.400%, 7/01/19 (Alternative Minimum Tax)    Aaa      7/04 at 102       4,456,278
        6,800,000   Housing Opportunities Commission of Montgomery County (Montgomery
                     County, Maryland), Multi-Family Housing Revenue Bonds, 1996
                     Series B, 6.400%, 7/01/28                                                Aa      7/06 at 102       7,013,656
        1,000,000   Prince George's County, Maryland, Project and Refunding Revenue Bonds
                     (Dimensions Health Corporation Issue), Series 1994, 5.375%, 7/01/14       A      7/04 at 102         952,790
---------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 1.5%
        4,195,000   Massachusetts Health and Educational, Facilities Authority, Revenue
                     Refunding Bonds, Youville Hospital Issue (FHA Insured Project),
                     Series B, 6.000%, 2/15/34                                                Aa      2/04 at 102       4,220,631
        2,000,000   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,
                     6.300%, 10/01/13                                                         A1      4/03 at 102       2,047,020
        3,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                     Bonds, SEMASS Project, Series 1991B, 9.250%, 7/01/15 (Alternative
                     Minimum Tax)                                                            N/R      7/01 at 103       3,690,192
        3,000,000   Massachusetts Water Resources Authority, General Revenue Refunding
                     Bonds, 1993 Series B, 5.500%, 3/01/17                                   Aaa      3/03 at 102       2,926,290
---------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 4.4%
        2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and
                     Refunding Bonds (The Detroit Medical Center Obligated Group),
                     Series 1993B, 5.000%, 8/15/03                                             A     No Opt. Call       2,007,840
        3,750,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds
                     (Consumers Power Company Project), Collateralized Series 1993B,
                     5.800%, 6/15/10                                                         Aaa      6/03 at 102       3,858,038
       14,000,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX
                     Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                     (Alternative Minimum Tax)                                                A1     12/03 at 102      14,287,560
        5,000,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue
                     Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                     5.250%, 9/30/12                                                         Aaa      9/03 at 102       4,811,900
        4,260,000   County of Jackson Hospital Finance Authority, Hospital Revenue
                     Refunding Bonds (W. A. Foote Memorial Hospital, Jackson, Michigan),
                     Series 1993A, 4.750%, 6/01/15                                           Aaa      6/03 at 102       3,761,750
        1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue
                     Refunding and Improvement Bonds (Bronson Methodist Hospital),
                     Series 1996, 5.750%, 5/15/16                                            Aaa      5/06 at 102       1,002,060
        6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                     Detroit Edison Company Project), Series CC-1992, 6.550%, 9/01/24
                     (Alternative Minimum Tax)                                               Aaa      9/03 at 103       6,453,120
        2,750,000   City of Royal Oak Hospital Finance Authority (Michigan), Hospital
                     Revenue Bonds (William Beaumont Hospital), Series 1991D,
                     6.750%, 1/01/20 (Pre-refunded to 1/01/01)                               Aaa      1/01 at 102       3,028,740
---------------------------------------------------------------------------------------------------------------------------------
                    MINNESOTA - 0.8%
        4,000,000   Minneapolis Community Development Agency, Limited Tax Supported
                     Development Revenue Bonds, Common Bond Fund Series 1992G-3,
                     7.375%, 12/01/12                                                       BBB+     12/02 at 102       4,497,000


        PRINCIPAL                                                                           RAT-         OPT. CALL       MARKET
           AMOUNT   DESCRIPTION                                                             INGS*     PROVISIONS**        VALUE

                    MINNESOTA (CONTINUED)
      $ 2,720,000   City of Minnetonka, Minnesota, Multi-Family Housing Revenue
                     Refunding Bonds, Series 1994A (GNMA Collateralized Mortgage
                     Loan-Brier Creek Project), 6.450%, 6/20/24                              AAA      6/04 at 102    $  2,811,691
---------------------------------------------------------------------------------------------------------------------------------
                    MISSISSIPPI - 1.3%
        1,920,000   Mississippi Educational Facilities Authority, For Private, Nonprofit
                     Institutions of Higher Learning, Educational Facilities Revenue Bonds
                     (Tougaloo College Project), 1993 Series A, 6.500%, 6/01/18              Baa      6/03 at 102       1,971,245
        2,000,000   Mississippi Higher Education Assistance Corporation, Student Loan
                     Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06 (Alternative
                     Minimum Tax)                                                            Aaa      9/02 at 102       2,036,960
        3,000,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,
                     Series 1995B, 6.550%, 4/01/21 (Alternative Minimum Tax)                 Aaa      4/05 at 102       3,100,410
        2,030,000   Mississippi Housing Finance Corporation, Single Family Mortgage
                     Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                     Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)         Aaa     10/99 at 102       2,135,093
        1,695,000   Mississippi Regional Housing Authority No. V, Multi-Family Housing
                     Revenue Refunding Bonds, Series 1993A (FHA Insured Mortgage
                     Loan-Deville Apartments Section 8 Assisted Project), 7.050%, 7/01/21    AAA      7/00 at 105       1,793,768
---------------------------------------------------------------------------------------------------------------------------------
                    NEBRASKA - 2.1%
        9,000,000   Nebraska Higher Education Loan Program, Inc., 1993-1 Series A-2 Senior
                     Notes, 6.250%, 6/01/18 (Alternative Minimum Tax)                         Aa      No Opt. Call      9,165,690
        1,280,000   Nebraska Investment Finance Authority, Single Family Mortgage Revenue
                     Bonds, 1988 Series 1, 8.125%, 8/15/38 (Alternative Minimum Tax)         Aaa      8/98 at 102       1,343,373
                    Airport Authority of the City of Omaha (Nebraska), Airport
                     Facilities Revenue Refunding Bonds, Series 1991:
        1,665,000    8.375%, 1/01/14 (Pre-refunded to 1/01/02)                                 A      1/02 at 102       1,970,594
        5,075,000    8.375%, 1/01/14                                                           A      1/02 at 102       5,925,773
---------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 0.8%
        1,725,000   Nevada Housing Division, Single Family Program Senior Bonds, 1993
                     Issue B, 6.200%, 10/01/15                                                Aa      4/04 at 102       1,766,883
        4,500,000   Clark County School District, Nevada, General Obligation (Limited Tax),
                     School Improvement Bonds (Current Coupon Bonds), Series 1991A,
                     7.000%, 6/01/10                                                         Aaa      No Opt. Call      5,236,245
---------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 0.5%
        4,010,000   New Hampshire Housing Finance Authority, Single Family Residential
                     Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22 (Alternative
                     Minimum Tax)                                                             Aa      7/00 at 102       4,230,991
---------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 0.4%
          860,000   New Mexico Educational Assistance Foundation, Student Loan Revenue
                     Bonds, 1992 Series One, Student Loan Revenue Bonds, Subordinate
                     1992 Series One-B, 6.850%, 12/01/05 (Alternative Minimum Tax)            A      12/02 at 101         891,854
        2,850,000   New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Purchase Refunding Senior Bonds, 1992 Series A, 6.900%, 7/01/24        Aa1       7/02 at 102       2,984,093
---------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 7.5%
       10,500,000   New York State Medical Care Facilities Finance Agency, Hospital and
                     Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                     6.200%, 8/15/22                                                        AAA       8/02 at 102      10,822,140
        8,240,000   New York State Medical Care Facilities Finance Agency, Hospital and
                     Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                     6.200%, 2/15/21                                                        AAA       2/04 at 102       8,458,360
        7,500,000   New York State Thruway Authority, General Revenue Bonds, Series C,
                     6.000%, 1/01/15                                                        Aaa       1/05 at 102       7,726,575
        1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995
                     Series A, 7.000%, 8/01/04                                             Baa1       No Opt. Call      1,091,530


        PRINCIPAL                                                                          RAT-         OPT. CALL      MARKET
           AMOUNT   DESCRIPTION                                                            INGS*     PROVISIONS**       VALUE

                    NEW YORK (CONTINUED)
      $ 8,000,000   The City of New York, General Obligation Bonds, Fiscal 1996
                     Series B, 6.750%, 8/15/03                                              Baa1     No Opt. Call    $  8,592,080
       14,310,000   The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F, 6.500%, 2/01/05                                              Baa1     No Opt. Call      15,140,409
                    The City of New York, General Obligation Bonds, Fiscal 1991
                     Series D:
        2,105,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                              Baa1     8/01 at 101 1/2    2,560,754
        2,295,000    9.500%, 8/01/02                                                        Baa1     8/01 at 101 1/2    2,717,372
        4,000,000   New York City Housing Development Corporation, Multi-Family Housing
                     Revenue Bonds, 1993 Series A, 5.700%, 11/01/13                           Aa     5/03 at 102        4,000,000
        5,000,000   New York City Municipal Water Finance Authority, Water and Sewer
                     System Revenue Bonds, Fixed Rate Fiscal 1994 Series F,
                     5.500%, 6/15/23                                                         Aaa     6/04 at 101 1/2    4,866,850
---------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 0.5%
        2,000,000   North Carolina Municipal Power Agency Number 1, Catawba Electric
                     Revenue Bonds, Series 1992, 6.000%, 1/01/11                            Aaa      No Opt. Call       2,134,980
        2,500,000   North Carolina Municipal Power Agency Number 1, Catawba Electric
                     Revenue Bonds, Series 1993, 4.100%, 1/01/05                            Aaa      No Opt. Call       2,295,250
---------------------------------------------------------------------------------------------------------------------------------
                    NORTH DAKOTA - 1.2%
        8,330,000   Mercer County, North Dakota, Pollution Control Revenue Bonds (Basin
                     Electric Power Cooperative-Antelope Valley Station), 1984 Series B,
                     7.000%, 1/01/19                                                          A      1/99 at 103        8,830,633
        1,340,000   City of Minot, North Dakota, Single Family Mortgage Revenue Refunding
                     Bonds, Series 1993, 7.700%, 8/01/10                                     Aa      8/03 at 102        1,436,936
---------------------------------------------------------------------------------------------------------------------------------
                    OHIO - 5.5%
        3,960,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds
                     (GNMA Mortgage-Backed Securities Programs), 1995 Series A-1,
                     6.300%, 9/01/17                                                        AAA      3/05 at 102        4,102,560
       15,270,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds
                     (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                     7.650%, 3/01/29 (Alternative Minimum Tax)                              AAA      9/99 at 102       16,179,329
       10,000,000   State of Ohio, Pollution Control Revenue Bonds, Series 1983 (Philip
                     Morris Project), 7.250%, 12/01/08                                        A     12/97 at 103       10,522,000
        4,500,000   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital
                     Facilities Revenue Bonds, Series 1992 (Summa Health System Project),
                     6.250%, 11/15/07                                                         A     11/02 at 102        4,644,540
        1,995,000   County of Franklin, Ohio, Multi-Family Housing Mortgage Revenue Bonds,
                     Series 1994A (FHA Insured Mortgage Loan-Hamilton Creek Apartments
                     Project), 5.550%, 7/01/24 (Alternative Minimum Tax)                     Aa      1/05 at 103        1,894,951
        6,600,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan
                     Revenue Bonds, Series 1986A, 5.500%, 12/01/01 (Alternative
                     Minimum Tax)                                                            A1     No Opt. Call        6,758,136
        4,370,000   City of Toledo, Ohio, General Obligation (Limited Tax), Various
                     Purpose Improvement Bonds, Series 1994, 5.750%, 12/01/09               Aaa     12/04 at 102        4,502,935
---------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 0.4%
        3,340,000   Tulsa Industrial Authority Hospital Revenue and Refunding Bonds
                     (Hillcrest Medical Center Project), Series 1996, 6.500%, 6/01/09       AAA     No Opt. Call        3,624,434
---------------------------------------------------------------------------------------------------------------------------------
                    OREGON - 0.6%
                    State of Oregon Department of Administrative Services,
                     Certificates of Participation, 1996 Series C:
        1,000,000    5.350%, 5/01/08                                                        Aaa      5/06 at 101        1,007,910
        1,500,000    5.400%, 5/01/09                                                        Aaa      5/06 at 101        1,504,890
                    Columbia River People's Utility District, Columbia County,
                     Oregon, General Obligation Refunding Bonds, Series 1996:
        1,200,000    5.000%, 6/01/05                                                        Aaa      No Opt. Call       1,210,368
        1,215,000    5.000%, 6/01/06                                                        Aaa      No Opt. Call       1,217,236


        PRINCIPAL                                                                           RAT-         OPT. CALL     MARKET
           AMOUNT   DESCRIPTION                                                             INGS*     PROVISIONS**      VALUE

                    PENNSYLVANIA - 2.2%
      $ 5,000,000   The Harrisburg Authority, Dauphin County, Pennsylvania, Water
                     Revenue Bonds, Series of 1991, 7.000%, 7/15/10 (Pre-refunded
                     to 7/15/01)                                                            Aaa       7/01 at 100    $  5,525,450
        3,000,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                     Bonds, Series 1993, 5.500%, 6/15/14                                    Aaa       6/03 at 102       2,963,160
        5,400,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue
                     Bonds, Series 1995, 5.300%, 8/01/06                                    Aaa      No Opt. Call       5,521,284
        5,600,000   The Philadelphia Municipal Authority Philadelphia, Pennsylvania,
                     Lease Revenue Refunding Bonds, Series A (Financial Guaranty
                     Insured), 5.625%, 11/15/18                                             Aaa      11/03 at 102       5,530,224
---------------------------------------------------------------------------------------------------------------------------------
                    RHODE ISLAND - 1.1%
        5,500,000   Rhode Island Health and Educational Building Corporation, Higher
                     Education Facility Revenue Bonds, Johnson and Wales University
                     (Series 1990), 8.375%, 4/01/20 (Pre-refunded to 4/01/00)               AAA       4/00 at 102       6,270,660
        3,950,000   Rhode Island Health and Educational Building Corporation, Higher
                     Education Facility Revenue Bonds, Providence College Issue, Series
                     1993, 5.600%, 11/01/22                                                 Aaa      11/03 at 102       3,801,046
---------------------------------------------------------------------------------------------------------------------------------
                    SOUTH DAKOTA - 0.9%
        7,325,000   South Dakota Student Loan Assistance Corporation, Student Loan
                    Revenue Bonds, Series 1989-B, 7.400%, 8/01/99 (Alternative
                    Minimum Tax)                                                              A      No Opt. Call       7,651,842
---------------------------------------------------------------------------------------------------------------------------------
                    TENNESSEE - 0.3%
        2,400,000   Tennessee Housing Development Agency, Mortgage Finance Program
                     Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)         A1       7/04 at 102       2,518,728
---------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 5.6%
        4,831,035   General Services Commission (an Agency of the State of Texas), as
                     Lessee, Participation Interests, 7.500%, 9/01/22                         A       9/97 at 102       4,893,983
        8,500,000   Texas Turnpike Authority, Dallas North Tollway Revenue Bonds, Series
                     1990, 7.250%, 1/01/10 (Pre-refunded to 1/01/99)                        Aaa       1/99 at 102       9,199,890
        1,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,
                     Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                     (Alternative Minimum Tax)                                              Baa2     12/00 at 102       1,065,880
        6,000,000   Dallas-Fort Worth International Airport Facility Improvement
                     Corporation, American Airlines, Inc. Revenue Bonds, Series
                     1990, 7.500%, 11/01/25 (Alternative Minimum Tax)                       Baa2     11/00 at 102       6,390,120
        2,850,000   City of Dallas, Texas (Dallas, Denton and Collin Counties),
                     Waterworks and Sewer System Revenue Refunding Bonds, Series
                     1993, 5.000%, 4/01/09                                                    Aa      4/03 at 100       2,753,955
                    City of Houston, Texas, Airport System Subordinate Lien
                     Revenue Bonds, Series 1991A:
        2,500,000    6.750%, 7/01/08 (Alternative Minimum Tax)                               Aaa      7/01 at 102       2,733,275
        2,500,000    6.750%, 7/01/21 (Alternative Minimum Tax)                               Aaa      7/01 at 102       2,689,775
        3,300,000   Houston Housing Finance Corporation, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1993A, 5.950%, 12/01/10                         Aaa      6/03 at 102       3,359,664
        2,232,443   The Midland Housing Finance Corporation (Midland, Texas), Single
                     Family Mortgage Revenue Refunding, Series 1992A, 8.450%, 12/01/11       Aaa     11/05 at 103       2,406,975
        2,215,000   North Texas Higher Educational Authority, Inc., Student Loan Revenue
                     Bonds, Series 1993D, 6.300%, 4/01/09 (Alternative Minimum Tax)            A      4/03 at 102       2,241,514
        8,500,000   Travis County Health Facilities Development Corporation, Hospital
                     Revenue Bonds (Daughters of Charity National Health System -
                     Daughters of Charity Health Services of Austin), Series 1993B,
                     6.000%, 11/15/22                                                         Aa     11/03 at 102       8,585,255
        1,690,000   Board of Regents of the University of Texas System, Revenue
                     Financing System Refunding Bonds, Series 1991A, 7.000%, 8/15/07         Aa1      8/01 at 102       1,883,015
          810,000   University of Texas Financing System Revenue Refunding Bonds, Series
                     1991-A, 7.000%, 8/15/07 (Pre-refunded to 8/15/01)                       Aaa      8/01 at 102         910,319


        PRINCIPAL                                                                           RAT-         OPT. CALL     MARKET
           AMOUNT   DESCRIPTION                                                             INGS*     PROVISIONS**      VALUE

                    UTAH - 1.1%
      $ 1,500,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding
                     Bonds, 1988 Series A, 7.750%, 7/01/20                                   Aa       7/98 at 102    $  1,599,765
        8,000,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     Series 1996A, 6.150%, 7/01/14                                           Aa       7/06 at 102       8,278,160
---------------------------------------------------------------------------------------------------------------------------------
                    VIRGINIA - 0.3%
        2,645,000   Suffolk Redevelopment and Housing Authority, Multi-Family Housing
                     Revenue Refunding Bonds, Series 1994 (Chase Heritage at Dulles
                     Project), 7.000%, 7/01/24  (Mandatory put 7/01/04)                    Baa3       7/02 at 104       2,799,521
---------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 11.1%
        4,500,000   Washington Health Care Facilities Authority Revenue Bonds,
                     Refunding Series 1993 (Franciscan Health System/St. Joseph
                     Hospital and Health Care Center, Tacoma), 5.625%, 1/01/13              Aaa       1/03 at 102       4,459,590
        4,500,000   Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13                 Aa1       7/03 at 102       4,421,565
       23,000,000   Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15                 Aa1       7/03 at 102      21,630,350
        4,845,000   Washington Public Power Supply System, Nuclear Project No. 1,
                     Refunding Revenue Bonds, Series 1989A, 7.500%, 7/01/15
                     (Pre-refunded to 7/01/99)                                              Aaa       7/99 at 102       5,322,329
        3,580,000   Washington Public Power Supply System, Nuclear Project No. 2
                     Refunding Revenue Bonds, Series 1990C, 7.625%, 7/01/10
                     (Pre-refunded to 1/01/01)                                              Aaa       1/01 at 192       4,060,651
        7,250,000   Washington Public Power Supply System Nuclear Project No. 2
                     Refunding Revenue Bonds, Series 1992A, 6.250%, 7/01/12                 Aa1       7/02 at 102       7,406,165
        6,475,000   Washington Public Power Supply System, Nuclear Project No. 2
                     Refunding Revenue, Series 1999-A, 7.250%, 7/01/06                      Aa1       No Opt. Call      7,385,644
       10,000,000   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09                 Aa1       No Opt. Call     11,256,900
        2,380,000   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1989B, 5.500%, 7/01/17                 Aa1       1/00 at 100       2,246,625
        9,655,000   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993C, 5.000%, 7/01/05                 Aaa       No Opt. Call      9,547,443
        5,000,000   Public Utility District No. 1 of Snohomish County, Washington,
                     Generation System Revenue Bonds, Series 1993, 5.500%, 1/01/14          Aaa       1/03 at 100       4,925,950
        3,500,000   City of Tacoma, Washington, Electric System Refunding Revenue
                     Bonds, 1992B, 6.150%, 1/01/08                                          Aaa       1/02 at 102       3,676,435
        4,705,000   City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 1994
                     Series B, 8.000%, 12/01/08                                             Aaa       No Opt. Call      5,858,807
        5,595,000   Housing Authority of the City of Vancouver Revenue Bonds, 1993,
                     Series B (Fishers Mill Project), (Junior Lien Bonds),
                     6.000%, 3/01/23                                                         Aa       3/03 at 100       5,638,865
---------------------------------------------------------------------------------------------------------------------------------
                    WEST VIRGINIA - 0.3%
        2,580,000   West Virginia Housing Development Fund, Housing Finance Bonds,
                     1990 Series A, 7.950%, 5/01/17 (Alternative Minimum Tax)               Aa1      11/00 at 102       2,721,049
---------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN - 0.3%
        1,400,000   Wisconsin Health and Educational Facilities Authority, Wheaton
                     Franciscan Services, Inc. System, Revenue Bonds, Series 1993,
                     5.750%, 8/15/22                                                       Aaa        8/03 at 102       1,367,670
          830,000   Wisconsin Housing and Economic Development Authority, Home
                     Improvement Revenue Bonds, 1992 Series A, 7.000%, 5/01/10
                     (Alternative Minimum Tax)                                              A1        5/02 at 102         872,239
---------------------------------------------------------------------------------------------------------------------------------
     $829,856,753   Total Investments - (cost $837,613,511) - 98.3%                                                   867,184,032
==================---------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.7%                                                               15,378,566
---------------------------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                                $882,562,598
=================================================================================================================================


                                                                                    NUMBER OF        MARKET           MARKET
                           STANDARD & POOR'S                      MOODY'S          SECURITIES         VALUE          PERCENT

  SUMMARY OF                              AAA                         Aaa               81       $367,486,023          42%
  RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3               33        168,218,529          20
  PORTFOLIO OF                             A+                          A1               16         86,851,858          10
  INVESTMENTS:                           A,A-                   A, A2, A3               26        106,390,177          12
                              BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               27        111,282,208          13
                                    Non-rated                   Non-rated                5         26,955,237           3
---------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                188       $867,184,032         100%
===========================================================================================================================

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

See accompanying notes to financial statements.


STATEMENT OF NET ASSETS

                                                                       NPI            NPM            NPT
   ASSETS
   Investments in municipal securities, at market
      value (note 1)                                             $1,280,412,304   $900,242,925    $867,184,032
   Temporary investments in short-term municipal
      securities, at amortized cost (note 1)                            100,000      3,000,000          --
   Cash                                                                 417,891        167,166          --
   Receivables:
      Interest                                                       26,961,591     17,582,128      17,460,349
      Investments sold                                                2,092,226        581,185       1,705,275
   Other assets                                                         605,101         15,166          77,585
                                                                  -------------    -----------     -----------
        Total assets                                              1,310,589,113    921,588,570     886,427,241
                                                                  -------------    -----------     -----------

   LIABILITIES
   Accrued expenses:
      Management fees (note 6)                                          680,514        483,161         465,224
      Other                                                             339,840        243,619         530,913
   Preferred share dividends payable                                    306,050        102,480          93,530
   Common share dividends payable                                     5,070,942      3,156,662       2,774,976
                                                                  -------------    -----------     -----------
        Total liabilities                                             6,397,346      3,985,922       3,864,643
                                                                  -------------    -----------     -----------
   Net assets (note 7)                                           $1,304,191,767   $917,602,648    $882,562,598
                                                                 ==============   ============    ============

   Preferred shares, at liquidation value                        $  350,000,000   $300,000,000    $308,400,000
                                                                 ==============   ============    ============

   Preferred shares outstanding                                          14,000         12,000          12,336
                                                                 ==============   ============    ============

   Common shares outstanding                                         63,785,431     40,731,119      40,808,465
                                                                 ==============   ============    ============

   Netasset value per Common share outstanding (net assets
      less Preferred shares at liquidation value, divided
      by Common shares outstanding)                              $        14.96   $      15.16    $      14.07
                                                                 ==============   ============    ============
   See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
Year ended October 31, 1996
                                                                       NPI            NPM             NPT
   INVESTMENT INCOME
   Tax-exempt interest income (note 1)                            $83,668,548      $55,590,749    $51,693,303
                                                                  -----------      -----------     -----------
   Expenses:
      Management fees (note 6)                                      8,045,628        5,677,367      5,475,423
      Preferred shares--remarketing/auction fees                      816,659          750,164        771,000
      Preferred shares--dividend disbursing agent fees                 30,000           74,918        105,000
      Shareholders' servicing agent fees and expenses                 273,678           84,840        128,966
      Custodian's fees and expenses                                   114,442          122,634        116,363
      Directors' fees and expenses (note 6)                            42,961            7,579          7,582
      Professional fees                                                37,297           22,640         16,095
      Shareholders' reports--printing and mailing expenses            257,036          157,046        170,223
      Stock exchange listing fees                                      44,336           35,428         36,896
      Investor relations expense                                       97,531           52,033         55,478
      Other expenses                                                   40,399           33,962         26,606
                                                                   -----------     -----------     -----------
        Total expenses                                              9,799,967        7,018,611      6,909,632
                                                                   -----------     -----------     -----------
          Net investment income                                    73,868,581       48,572,138     44,783,671
                                                                   -----------     -----------     -----------

   REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS

   Net realized gain from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                   1,864,659        4,115,140       3,382,309
   Net change in unrealized appreciation or depreciation
      of investments                                               (8,027,802)       6,744,631       4,202,791
                                                                   -----------     -----------     -----------
          Net gain (loss) from investments                         (6,163,143)      10,859,771       7,585,100
                                                                   -----------     -----------     -----------
   Net increase in net assets from operations                      $67,705,438     $59,431,909     $52,368,771
                                                                  ============    ============    ============

   See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                              NPI                             NPM

                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS
   Net investment income                                         $   73,868,581  $   78,793,817   $ 48,572,138    $ 48,688,900
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                     1,864,659       4,129,049      4,115,140      (2,588,592)
   Net change in unrealized appreciation or depreciation
      of investments                                                (8,027,802)      59,644,723      6,744,631      79,286,649
                                                                 --------------  --------------   ------------    ------------
      Net increase in net assets from operations                     67,705,438     142,567,589     59,431,909     125,386,957
                                                                 --------------  --------------   ------------    ------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                        (61,521,076)    (67,357,422)    (37,757,770)    (37,391,184)
        Preferred shareholders                                     (12,507,980)    (13,745,101)    (10,618,502)    (12,048,841)
   From accumulated net realized gains from investment
     transactions:
        Common shareholders                                         (3,157,383)          --               --               --
        Preferred shareholders                                          --               --               --               --
                                                                 --------------  --------------   ------------    ------------
      Decrease in net assets from distributions to shareholders    (77,186,439)    (81,102,523)    (48,376,272)    (49,440,025)
                                                                 --------------  --------------   ------------    ------------

         Net increase (decrease) in net assets                       (9,481,001)     61,465,066     11,055,637      75,946,932
   Net assets at beginning of year                                1,313,672,768   1,252,207,702    906,547,011     830,600,079
                                                                 --------------  --------------   ------------    ------------
   Net assets at end of year                                     $1,304,191,767  $1,313,672,768   $917,602,648    $906,547,011
                                                                 ==============  ==============   ============    ============

   Balance of undistributed net investment income at end of year  $    687,524    $    847,999     $ 2,359,346     $ 2,163,480
                                                                 ==============  ==============   ============    ============

   See accompanying notes to financial statements.



                                                                              NPT

                                                                   Year ended      Year ended
                                                                    10/31/96        10/31/95
-----------------------------------------------------------------------------------------------

   OPERATIONS
   Net investment income                                          $ 44,783,671    $ 44,910,619
   Net realized gain (loss) from investment transactions,
      net of taxes, if applicable (notes 1 and 3)                    3,382,309      (6,194,923)
   Net change in unrealized appreciation or depreciation
      of investments                                                 4,202,791      80,130,266
                                                                  ------------    ------------
      Net increase in net assets from operations                    52,368,771     118,845,962
                                                                  ------------    ------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income:
        Common shareholders                                        (33,267,660)    (34,279,102)
        Preferred shareholders                                     (10,875,395)    (11,846,699)
   From accumulated net realized gains from investment
     transactions:
        Common shareholders                                             --               --
        Preferred shareholders                                          --               --
                                                                  ------------    ------------
      Decrease in net assets from distributions to shareholders    (44,143,055)    (46,125,801)
                                                                  ------------    ------------

        Net increase (decrease) in net assets                        8,225,716      72,720,161
   Net assets at beginning of year                                 874,336,882     801,616,721
                                                                  ------------    ------------
   Net assets at end of year                                      $882,562,598    $874,336,882
                                                                  ============    ============

   Balance of undistributed net investment income at end of year   $ 1,630,654     $ 1,022,082
                                                                  ============    ============

   See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS



                            1. GENERAL INFORMATION AND SIGNIFICANT
                            ACCOUNTING POLICIES

                            At October 31, 1996, the National Funds (the
                            "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc.
                            (NPT).

                            Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

                            The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation        Portfolio securities for which market
                            quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions     Securities transactions are recorded on a trade
                            date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date.
                            The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments.
                            At October 31, 1996, there were no such purchase commitments in any of the Funds.

Interest Income             Interest income is determined on the basis
                            of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes        The Funds intend to comply with the requirements of
                            the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of their tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for NPI and $.01 per Common share for NPM and NPT. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All regular monthly income dividends paid during the year ended October 31, 1996, have been designated Exempt Interest Dividends which are exempt from regular federal personal income tax. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and               Tax-exempt net investment income is declared as a
Distributions to            dividend monthly and payment is made or reinvestment
Shareholders                is credited to shareholder accounts after month-end.
                            Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually.
                            Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

                            Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares            The Board of Directors of NPI approved a 4
                            for 1 split of the Fund's Preferred shares effective as of the close of business on August 9, 1995, which lowered the stated value from $100,000 to $25,000 per share.

                            NPI has issued and outstanding 2,800 shares of each Series A, B, C, D and E $25,000 stated value Preferred shares. The dividend rate on each Series may change every 28 days as set by the auction agent, except for series E which may change every seven days.

                            NPM and NPT have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:


                                       NPM             NPT
-----------------------------------------------------------

   Number of shares:
   Series M                           2,000           2,200
   Series T                           3,000           2,000
   Series T2                           --             1,328
   Series W                           2,000           1,680
   Series Th                          3,000           2,000
   Series F                           2,000           1,800
   Series F2                           --             1,328
                                     ------          ------

   Total                             12,000          12,336
                                     ======          ======


Derivative Financial        In October 1994, the Financial Accounting Standards
Instruments                 Board (FASB) issued Statement of Financial
                            Accounting Standards No. 119 Disclosure about
                            Derivative Financial Instruments and Fair Value of
                            Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended
                            October 31, 1996.

Use of Estimates            The preparation of financial statements in
                            conformity with generally accepted
                            accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                            2. FUND SHARES

                            There were no share transactions during the year ended October 31, 1996, or the year ended October 31, 1995, in any of the Funds.

                            3. SECURITIES TRANSACTIONS

                            Purchase and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended October 31, 1996, were as follows:

                                                                       NPI             NPM             NPT
--------------------------------------------------------------------------------------------------------------

   PURCHASES
   Investments in municipal securities                            $230,329,706    $215,663,940    $181,407,812
   Temporary municipal investments                                 175,150,000      92,400,000      44,850,000

   SALES AND MATURITIES
   Investments in municipal securities                             206,132,550     214,082,611     174,412,915
   Temporary municipal investments                                 178,550,000      94,900,000      47,750,000
                                                                  ============    ============    ============


                            At October 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

                            At October 31, 1996, the following Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryovers will expire as follows:

                                                                       NPM             NPT
----------------------------------------------------------------------------------------------
   Expiration year:
      2001                                                            $--          $ 3,894,138
      2002                                                             --           12,137,697
      2003                                                           659,243         5,211,676
                                                                    --------       -----------

   Total                                                            $659,243       $21,243,511
                                                                    ========       ===========



                            4. DISTRIBUTIONS TO COMMON SHAREHOLDERS

                            On November 1, 1996, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid December 2, 1996, to shareholders of record on November 15, 1996, as follows:

                                                                       NPI             NPM             NPT
-----------------------------------------------------------------------------------------------------------
   Dividend per share                                                $.0795          $.0775          $.0680
                                                                     ======          ======          ======



                            5. UNREALIZED APPRECIATION (DEPRECIATION)

                            Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1996, were as follows:

                                                                       NPI             NPM             NPT
--------------------------------------------------------------------------------------------------------------
   Gross unrealized:
      Appreciation                                                 $51,365,713     $50,245,622     $30,778,082
      Depreciation                                                  (3,711,819)       (165,891)     (1,207,561)
                                                                   -----------     -----------     -----------
   Net unrealized appreciation                                     $47,653,894     $50,079,731     $29,570,521
                                                                   ===========     ===========     ===========


                            6. MANAGEMENT FEE AND OTHER TRANSACTIONS
                            WITH AFFILIATES

                            Under the Funds' investment management agreements with Nuveen Advisory Corp (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:


   AVERAGE DAILY NET ASSET VALUE                                         MANAGEMENT FEE
--------------------------------------------------------------------------------------------
   For the first $125,000,000                                                       .65 of 1%
   For the next $125,000,000                                                      .6375 of 1
   For the next $250,000,000                                                       .625 of 1
   For the next $500,000,000                                                      .6125 of 1
   For the next $1,000,000,000                                                       .6 of 1
   For net assets over $2,000,000,000                                             .5875 of 1


                            The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            7. COMPOSITION OF NET ASSETS

                            At October 31, 1996, net assets consisted of:

                                                                       NPI             NPM             NPT
----------------------------------------------------------------------------------------------------------------
   Preferred shares, $25,000 stated value per share,
     at liquidation value                                         $  350,000,000   $300,000,000    $308,400,000
   Common shares, $.01 par value per share                               637,854        407,311         408,085
   Paid-in surplus                                                   903,352,773    565,415,504     563,796,849
   Balance of undistributed net investment income                        687,524      2,359,346       1,630,654
   Accumulated net realized gain (loss) from investment transactions   1,859,722       (659,244)    (21,243,511)
   Net unrealized appreciation of investments                         47,653,894     50,079,731      29,570,521
                                                                    ------------    -----------     -----------
      Net assets                                                  $1,304,191,767   $917,602,648    $882,562,598
                                                                   =============   ============    ============

   Authorized shares:
      Common                                                         200,000,000    200,000,000     200,000,000
      Preferred                                                        1,000,000      1,000,000       1,000,000
                                                                   =============   ============    ============


                            8. INVESTMENT COMPOSITION

                            Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                       NPI             NPM             NPT
------------------------------------------------------------------------------------------------------------
   Revenue Bonds:
     Housing Facilities                                                 16%             20%             19%
     Electric Utilities                                                 11               2              12
     Health Care Facilities                                              9               9              12
     Transportation                                                      7              10               7
     Educational Facilities                                              5               4               9
     Pollution Control Facilities                                        8               6               8
     Lease Rental Facilities                                             4               5               3
     Water / Sewer Facilities                                            4               2               4
     Other                                                               8               8               5
   General Obligation Bonds                                              7              19              13
   Escrowed Bonds                                                       21              15               8
                                                                      -----           -----           -----
                                                                       100%            100%            100%
                                                                      =====           =====           =====


                            Certain long-term and intermediate-term
                            investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (46% for NPI, 36% for NPM and 36% for NPT). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

                            All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

                            For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                            9. OTHER MATTERS

                            As previously reported, certain legal actions challenging the Fund's 1993 rights offering brought by certain Fund shareholders are pending in federal district court in Chicago against John Nuveen &Co. Incorporated ("Nuveen"), Nuveen Advisory Corp., the directors of the Fund, in-house counsel to Nuveen (collectively "the Nuveen Defendants"), and the Fund's former outside legal counsel. Certain of the claims in these actions are asserted on behalf of Fund shareholders and certain are asserted on behalf of the Fund.

                            On November 4, 1996, a Memorandum of Understanding was signed on behalf of the plaintiffs by their counsel and on behalf of the Nuveen Defendants by their counsel, pursuant to which the above litigation will be settled contingent on agreement by the parties on settlement documentation, approval by the Court of that final settlement documentation, resolution of related claims involving the Funds' former outside counsel, and certain other contingencies. A similar agreement has been reached between plaintiffs and the Fund's former outside counsel. The settlements, which in no way constitute an admission of liability by any defendant, will be paid one half each by the insurer for the Fund's former outside counsel and by the insurer for the Nuveen Defendants. The Memorandum of Understanding provides that the settlement amounts will be paid primarily to the Fund's shareholders allegedly injured by the rights offering and that the Fund will be reimbursed for litigation related expenses and will receive any amounts after shareholder claims are satisfied. If the Court preliminary approves the settlement and related documentation, shareholders will receive formal notification which will include information on the shareholders' rights under the settlement and the procedure for filing any claims. Thereafter, the Court will conduct a hearing to determine whether to grant final approval of the settlement.


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD
IS AS FOLLOWS:
                                                                       Dividends from tax-exempt
                                     Operating performance             net investment income
                                                             Net
                                                    realized and
                    Net asset                         unrealized
                    value         Net                 gain (loss)
                    beginning     investment                from     To Common       To Preferred
                    of period     income             investments++   shareholders    shareholders+
NPI
Year ended 10/31,
   1996             $15.110       $1.158            $ (.097)         $ (.965)        $(.196)
   1995              14.140        1.235              1.006           (1.056)         (.215)
   1994              16.300        1.256             (2.016)+++       (1.172)         (.156)
   1993              15.790        1.431               .612           (1.364)         (.169)
5 mos. ended
   10/31/92          15.760         .602               .023            (.516)         (.079)
Year ended 5/31,
   1992              15.180        1.492              .492             (1.135)        (.269)
   1991              14.600        1.504              .532             (1.080)        (.376)
   1990              14.720        1.508             (.115)            (1.080)        (.433)
6/22/89 to
   5/31/90           14.050        1.101              .741              (.747)        (.268)

NPM
Year ended 10/31,
   1996              14.890        1.193               .265              (.927)       (.261)
   1995              13.030        1.196              1.878              (.918)       (.296)
   1994              15.600        1.179             (2.528)             (.940)       (.239)
   1993              13.570        1.143              2.182              (.907)       (.250)
7/23/92 to
   10/31/92          14.050         .162              (.545)             (.076)         --

NPT
Year ended 10/31,
   1996              13.870        1.097                .185             (.816)       (.266)
   1995              12.090        1.100               1.810             (.840)       (.290)
   1994              14.870        1.069              (2.770)            (.835)       (.201)
2/19/93 to
   10/31/93          14.050         .510                .972             (.416)       (.073)

                 Distributions from capital gains
                                                      Organization                           Per
                                                      and offering                        Common
                                                         costs and                         share
                                                   Preferred share       Net asset        market
                     To Common      To Preferred      underwriting       value end     value end
                     shareholders   shareholders+        discounts       of period     of period

NPI
Year ended 10/31,
   1996              $(.050)          $ --               $ --               $14.960      $14.500
   1995                 --              --                 --                15.110       14.375
   1994               (.072)            --                 --                14.140       13.250
   1993                 --              --                 --                16.300       17.750
5 mos. ended
   10/31/92             --              --                 --                15.790       15.875
Year ended 5/31,
   1992                 --              --                 --                15.760       16.250
   1991                 --              --                 --                15.180       15.375
   1990                 --              --                 --                14.600       15.000
6/22/89 to
   5/31/90              --              --               (.157)              14.720       14.875

NPM
Year ended 10/31,
   1996                 --              --                 --                15.160       14.125
   1995                 --              --                 --                14.890       13.125
   1994               (.032)          (.010)               --                13.030       11.375
   1993                 --              --               (.138)              15.600       14.875
7/23/92 to
   10/31/92             --              --               (.021)              13.570       13.375

NPT
Year ended 10/31,
   1996                 --              --                 --                14.070       12.688
   1995                 --              --                 --                13.870       12.125
   1994               (.031)          (.005)             (.007)              12.090       10.750
2/19/93 to
   10/31/93             --              --               (.173)              14.870       14.250


                                                                   Ratios/Supplemental data
                                                                                               Ratio
                          Total                                                               of net
                     investment           Total                           Ratio of        investment
                         return          return         Net assets     expenses to            income   Portfolio
                      on market    on net asset      end of period     average net        to average    turnover
                        value**         value**      (in thousands)      assets***     net assets***        rate

NPI
Year ended 10/31,
   1996                 8.24%         5.92%            $1,304,192        .75%             5.67%           16%
   1995                16.88         14.84              1,313,673        .76              6.13            12
   1994               (19.13)        (5.88)             1,252,208        .77              6.08            15
   1993                20.96         12.33              1,213,064        .79              6.28            11
5 mos. ended
   10/31/92              .73          3.46              1,173,329        .78*             6.33*            2
Year ended 5/31,
   1992                13.32         11.72              1,167,042        .66              6.71             2
   1991                10.14         11.88              1,127,103        .65              6.97             1
   1990                 8.39          6.74              1,090,365        .65              6.98             4
6/22/89 to
   5/31/90              4.38         10.44              1,089,152        .62*             6.92*            7

NPM
Year ended 10/31,
   1996                14.94         8.28                 917,603        .77              5.34            24
   1995                24.22        22.06                 906,547        .77              5.60            27
   1994               (17.76)      (10.64)                830,600        .76              5.41            26
   1993                18.47        22.31                 835,582        .73              5.19            20
7/23/92 to
   10/31/92           (10.38)       (2.89)                552,570        .73*             4.77*           12

NPT
Year ended 10/31,
   1996                11.57         7.53                 882,563        .79              5.11            20
   1995                21.32        22.41                 874,337        .80              5.35            32
   1994               (19.12)      (13.29)                801,617        .88              5.15            47
2/19/93 to
   10/31/93            (2.13)        8.94                 431,437        .82*             4.04*           10

* Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

*** Ratios do not reflect the effect of dividend payments to Preferred shareholders.

+ The amounts shown are based on Common share equivalents.

++ Net of taxes, if applicable.

+++ Includes ($.187) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.

REPORT OF INDEPENDENT AUDITORS

                            The Board of Directors and Shareholders
                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Premium Income Municipal Fund 2, Inc.
                            Nuveen Premium Income Municipal Fund 4, Inc.

                            We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 1996, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                            ERNST & YOUNG LLP
                            Chicago, Illinois
                            December 13, 1996

Build your wealth automatically

Photographic image of Customer Service Rep at Nuveen.

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to add to your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly your bank or brokerage account.

  By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.

  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

  The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

  For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at 1.800.257.8787.

Photographic image of Customer Service Rep at Nuveen.

"When it comes to financial planning, your investment adviser knows your situation best. Nuveen is pleased to provide the account information you and your adviser need to plan effectively."

Photographic image of Customer Service Rep at Nuveen.

"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Photographic image of Customer Service Rep at Nuveen.

"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."

More than just a number

If you've ever called our toll-free customer service line, you've spoken with one of Nuveen's customer service representatives. These reps are ready to assist you with answers to your questions about current account balances, yields, and previous transactions on your accounts. They can also supply additional information about any of Nuveen's tax-free unit trusts and mutual funds.

If you have a question about your account, or whenever you need help, just call 800.257.8787. Our customer service reps are available Monday through Friday from 8:00 a.m. to 8:00 p.m. Eastern time.

Photographic image of woman seated and man standing behind her representing Nuveen investors.

Your
investment partner

Photographic image of John Nuveen, Sr., founder of Nuveen.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.

  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.

  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois
60606-1286

FAN-5-10.96